UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Luminent Mortgage Capital, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 19, 2004

Dear Stockholder:

      On behalf of the Board of Directors and management of Luminent Mortgage Capital, Inc., I cordially invite you to attend our 2004 Annual Meeting of Stockholders. The meeting will be held at 10:00 a.m., local time, on May 26, 2004 at our main offices, located at 909 Montgomery Street, Suite 500, San Francisco, California 94133.

      At the meeting, stockholders will be asked to elect four directors, to consider the approval of the Second Articles of Amendment and Restatement of Luminent Mortgage Capital, Inc., to ratify the appointment of Deloitte & Touche LLP as Luminent Mortgage Capital, Inc.’s independent auditors for the 2004 fiscal year and to act upon any other matter that properly comes before the meeting or any adjournment or postponement of the meeting.

      Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the envelope provided. Please note that you may vote in person at the meeting even if you have previously returned the card.

      Thank you for you attention to this important matter. I look forward to seeing those of you who can attend the annual meeting on May 26, 2004.

Sincerely,

/s/ Gail P. Seneca

Gail P. Seneca
Chairman of the Board and
Chief Executive Officer

LUMINENT MORTGAGE CAPITAL, INC.
909 MONTGOMERY STREET, SUITE 500
SAN FRANCISCO, CA 94133
(415) 486-2110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 26, 2004

      Notice is hereby given that the Annual Meeting of Stockholders of Luminent Mortgage Capital, Inc. will be held at our main offices, located at 909 Montgomery Street, Suite 500, San Francisco, California, 94133, on Wednesday, May 26, 2004, at 10:00 a.m., local time.

      A proxy card, a proxy statement for the annual meeting and our Annual Report on Form 10-K for the year ended December 31, 2003 are enclosed.

      The purposes of the annual meeting are to elect one director to serve until our 2006 Annual Meeting of Stockholders or until his successor is elected and to elect three directors to serve until our 2007 Annual Meeting of Stockholders or until their successors are elected, to approve our Second Articles of Amendment and Restatement, to ratify the appointment of Deloitte & Touche LLP as our independent auditors for the 2004 fiscal year and to act upon any other matter that properly comes before the annual meeting or any adjournment or postponement of the meeting.

      Stockholders of record at the close of business on March 26, 2004 are entitled to vote at the annual meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder for any purpose germane to the annual meeting at our main office during the 10 days prior to the meeting, as well as at the meeting.

      You are requested to complete, sign and date the enclosed proxy card, which is solicited on behalf of our board of directors, and to mail it promptly in the envelope provided. The proxy will not be used if you attend the annual meeting and wish to vote in person.

By Order of the Board of Directors,

/s/ Peter T. Healy

Peter T. Healy, Esq.
Secretary

San Francisco, California

April 19, 2004

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED POSTAGE-PAID ENVELOPE IS PROVIDED FOR YOUR CONVENIENCE.

*	To be voted on at the meeting

i

LUMINENT MORTGAGE CAPITAL, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 26, 2004

      This proxy statement is being furnished in connection with our solicitation of proxies by and on behalf of the board of directors of Luminent Mortgage Capital, Inc., a Maryland corporation, for use at our 2004 Annual Meeting of Stockholders to be held at 909 Montgomery Street, Suite 500, San Francisco, California 94133, on Wednesday, May 26, 2004 at 10:00 a.m., local time, and any postponements or adjournments thereof.

      Stockholders are requested to complete, date and sign the enclosed proxy card, or “proxy,” and return it in the envelope provided. Valid proxies will be voted as specified thereon at the annual meeting. Any notice of revocation sent to us must include the stockholder’s name and must be received prior to the annual meeting to be effective.

      We are mailing this proxy statement and the enclosed proxy to our stockholders commencing on or about April 19, 2004. Our principal executive offices are located at 909 Montgomery Street, Suite 500, San Francisco, California, 94133.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What is the purpose of the annual meeting?

      At the annual meeting, stockholders will be asked to elect four directors, to approve our Second Articles of Amendment and Restatement and to ratify the appointment of our independent auditors for the year 2004.

Will stockholders be asked to vote on any other matters?

      As far as our board of directors and management know, stockholders at the meeting will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

Who is entitled to vote at the annual meeting?

      Holders of record of our common stock as of the close of business on March 26, 2004, which is the record date, are entitled to vote. As of March 26, 2004, there were 24,841,146 shares of our common stock outstanding. Stockholders are entitled to cast one vote per share on each matter presented for consideration and action at the meeting. If the meeting is adjourned or postponed, your common stock may be voted by the proxies on the new meeting date as well, unless you have revoked your proxy instructions.

What votes are needed to hold the annual meeting?

      The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the annual meeting. As of March 26, 2004, there were 24,841,146 shares outstanding, with 12,420,574 constituting a quorum. Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed for the meeting who will determine whether or not a quorum is present. For purposes of determining whether a quorum is present, abstentions and broker non-votes are counted as present.

How do I vote?

      If you hold your shares in your own name as a holder of record, you may vote your shares of common stock in person at the annual meeting or by proxy by mailing the proxy card in the envelope that we have provided to you. If your common stock is held by a broker, bank or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

      Regardless of which of these methods you select to transmit your proxy card voting instructions, the proxies will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted by the persons named in the proxy card by following the board’s recommendations given below.

Can I change my vote?

      Yes. If you are a stockholder of record, you can revoke your signed proxy card at any time before it is voted. Any stockholder giving a proxy in the accompanying form retains the power to revoke such proxy at any time prior to its exercise. To revoke a proxy, a stockholder may send a written notice of revocation to our corporate secretary, Peter T. Healy, Esq., O’Melveny & Myers LLP, 275 Battery Street, Suite 2600, San Francisco, California 94111-3344. A stockholder may also revoke their proxy by submitting another signed proxy with a later date or by voting in person at the annual meeting.

      If you are a beneficial owner of your shares, you may submit new instructions to your broker, bank, or other nominee.

What are the board’s recommendations on how to vote my shares?

      Our board of directors recommends you vote FOR the election of each of the nominees to serve as Class I directors or as a Class III director, as applicable, FOR the approval of our Second Articles of Amendment and Restatement and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2004.

How is the vote counted?

      A quorum consisting of the holders of a majority of the outstanding shares of common stock on the record date must be present in person or represented by proxy for the transaction of business at the annual meeting. Shares present in person at the meeting that are not voted for a director nominee or shares present by proxy where the stockholder has withheld authority to vote for a nominee will be counted in determining whether a quorum is present, but will not count toward a nominee’s plurality. Shares properly voted a “ABSTAIN” on a particular matter are considered as shares present at the meeting for quorum purposes but are not treated as having voted “FOR” or “AGAINST” the matter.

      If a stockholder holds shares through a broker, stock exchange rules prohibit a broker from voting shares held in a brokerage account on some proposals, known as a broker non-vote, unless the beneficial owner has given voting instructions to the broker. Shares that are subject to a broker non-vote are counted for determining the quorum but not as having voted on the proposal.

      Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purposes of determining whether a quorum is present at the annual meeting and each is tabulated separately. The shares of common stock represented by valid proxies that abstain with respect to any matter will not be counted as an affirmative vote in determining whether the requisite vote of the shares were cast in favor of that matter.

What vote is required to approve each item?

• To elect directors:	Under Maryland law, directors are elected by a plurality of the shares of common stock, present or represented by proxy at the annual meeting.
• To approve our Second Articles of Amendment and Restatement	Our charter and Maryland law require the affirmative vote of two-thirds of all the votes entitled to be cast on Proposal 2 to approve our Second Articles of Amendment and Restatement.
• To ratify the appointment of the independent auditors	To ratify the appointment of our independent auditors, a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject, must be voted in favor of Proposal 3.

      If other matters are properly brought before the annual meeting, the vote required will be determined by applicable law, the rules of the New York Stock Exchange, or NYSE, and our charter and bylaws, as applicable.

Who will count the vote?

      Representatives of Mellon Investor Services LLC, our independent Inspector of Elections, will count the votes.

STOCK OWNERSHIP

How much stock do our directors and executive officers beneficially own?

      The following table sets forth as of March 31, 2004 the names, addresses and holdings with respect to the beneficial ownership of our common stock by each of our directors, each of the executive officers named in the Summary Compensation Table in this proxy statement, and all of our current directors and executive officers as a group.

      Except as otherwise noted, the beneficial owners named in the following table have sole voting and investment power with respect to all shares of our common stock shown throughout as beneficially owned by them, subject to community property laws, where applicable.

	Shares of Common
	Stock Beneficially Owned	Percent(2)

Directors and Officers(1)
Gail P. Seneca, Ph.D.	107,527	*
Albert J. Gutierrez, CFA	115,848	*
Bruce A. Miller, CPA	1,000	*
John McMahan	4,200	*
Robert B. Goldstein	37,921	*
Donald H. Putnam	15,000	*
Joseph E. Whitters, CPA	50,000	*
Christopher J. Zyda	4,783	*
Andrew S. Chow, CFA	32,565	*
Troy A. Grande, CFA	32,565	*

All directors and executive officers as a group (10 persons)	401,409	1.6%

(1)	The address of each of our officers and directors is c/o Luminent Mortgage Capital, Inc., 909 Montgomery, Suite 500, San Francisco, California 94133.

(2)	Calculated using 24,841,146 shares of our common stock outstanding as of March 26, 2004. Additionally, in accordance with Rule 13d-3(d)(i) of the Exchange Act, in calculating the percentage for each holder, we treated as outstanding the number of shares of our common stock issuable upon exercise of the holder’s options to purchase common stock, if any, that are exercisable within the next 60 days of March 26, 2004, however, we did not assume the exercise of any other holder’s options.

Does any stockholder own 5% or more of our common stock?

      The table below shows each stockholder known to us to own beneficially five percent or more of our common stock.

	Shares of Common
	Stock Beneficially Owned	Percent(2)

Ronald L. Eubel(1)	1,744,530	7.0%
Mark E. Brady(1)	1,744,070	7.0%
Robert J. Suttman(1)	1,744,070	7.0%
William E. Hazel(1)	1,744,070	7.0%
Bernie Holtgreive(1)	1,744,070	7.0%

(1)	Based on Schedule 13G filed on February 17, 2004 by Eubel Brady & Suttman Asset Management, Inc. According to the Schedule 13G, (i) Mr. Eubel has shared power to direct the vote of and dispose or to direct the disposition of 1,744,070 shares and sole power to direct the vote of and dispose or to direct the disposition of 460 shares, and (ii) Messrs. Brady, Suttman, Hazel and Holtgreive have shared power to direct the vote of and dispose or to direct the disposition of 1,744,070 shares. The address of each of the parties listed is 7777 Washington Village Drive, Suite 210, Dayton, Ohio 45459.

(2)	Calculated using 24,841,146 shares of our common stock outstanding as of March 26, 2004. Additionally, in accordance with Rule 13d-3(d)(i) of the Exchange Act, in calculating the percentage for each holder, we treated as outstanding the number of shares of our common stock issuable upon exercise of the holder’s options to purchase common stock, if any, that are exercisable within the next 60 days of March 26, 2004, however, we did not assume the exercise of any other holder’s options.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      At the annual meeting, the stockholders will vote to elect three Class I directors, whose terms will expire at our annual meeting of stockholders in 2007, subject to the election and qualification of their successors or to their earlier death, resignation or removal. Additionally, because Mr. Putnam was elected by the board of directors to fill a vacancy on the board created by an increase in the number of directors, Mr. Putnam was appointed to hold office until this year’s annual meeting when he may be elected by the stockholders as a Class III director to serve for the remaining term of the Class III directors expiring at the annual meeting of stockholders in 2006, subject to the election and qualification of his successor or to his earlier death, resignation or removal.

      The persons named in the enclosed proxy will vote to elect Albert J. Gutierrez, John McMahan, and Joseph A. Whitters as Class I directors and Donald J. Putnam as a Class III director, unless you withhold the authority of these persons to vote for the election of any or all of the nominees by marking the proxy to that effect. Each of these individuals currently is a director.

Nominees for Election as Class I Directors

      Albert J. Gutierrez, CFA, age 42, has been our president and a director of our company since its formation. Mr. Gutierrez is also the fixed-income chief investment officer for Seneca Capital Management LLC, or Seneca, which he joined as a principal in 2002. Prior to joining Seneca, Mr. Gutierrez was employed at American General Investment Management as executive vice president from 2000 to 2001. At American General, Mr. Gutierrez was head of portfolio management, trading and investment systems where he was responsible for approximately $75 billion in client assets. From 1988 to 2000, Mr. Gutierrez was employed by Conseco Capital Management as a senior vice president in charge of fixed-income research and trading as well as insurance asset portfolio management. Mr. Gutierrez’ broad portfolio management experience includes total-rate-of-return mandates in all fixed-income sectors, collateralized debt obligations, and specialized and structured mandates. Prior to joining Conseco Capital Management, Mr. Gutierrez held successive roles on Wall Street in credit research, systems design and trading. Mr. Gutierrez holds a B.S. degree in Economics from the Wharton School, University of Pennsylvania, and is a CFA charter holder.

      John McMahan, age 66, has been an independent director of our company since its formation. Mr. McMahan is also chairman of the board of directors of BRE Properties, Inc. Mr. McMahan has served as a director of BRE Properties since 1995. He has been executive director for The Center for Real Estate Enterprise Management since 2000, and managing principal of The McMahan Group, real estate management consultants, since 1996. Previously, Mr. McMahan founded and served as chief executive officer of McMahan Real Estate Advisors from 1980 through 1990. In 1990, Mr. McMahan’s firm merged with a subsidiary of Mellon Bank to form Mellon/ McMahan Real Estate Advisors Inc., a real estate pension fund advisory firm of which Mr. McMahan was the chief executive officer from 1990 until 1994. Subsequent to the merger, Mellon/ McMahan Real Estate Advisors Inc. became the 16th largest real estate pension fund advisor in the U.S. with approximately $2.2 billion under management. Mr. McMahan taught real estate at the Stanford Graduate School of Business for 17 years and at the Haas School of Business, University of California, Berkeley for five years. Mr. McMahan holds a B.A. degree from the University of Southern California and an M.B.A. degree from Harvard University.

      Joseph E. Whitters, CPA, age 45, has been an independent director of our company since August 2003. Mr. Whitters joined First Health Group Corp., a managed health care company, as its controller in October 1986 and has served as its vice president, finance from August 1987 to March 2004, its chief financial officer from March 1988 to March 2004 and currently is an executive vice president. From 1984 through 1986, he served as controller of United HealthCare Corp. (which subsequently changed its name to United Health Group, Inc.), a diversified medical services company. From 1983 to 1984, he served as manager of accounting and taxation for Overland Express, a publicly-traded trucking company. From 1980 to 1983, he was a senior manager for tax matters at Peat Marwick, a public accounting firm. Mr. Whitters serves on the board of Omnicell, a public medication-dispensing technology company and is the chairman of its audit committee. Mr. Whitters holds a B.A. degree in accounting from Luther College in Decorah, Iowa.

Nominee for Election as a Class III Director

      Donald H. Putnam, age 52, has been an independent director of our company since August 2003. Mr. Putnam is the chief executive officer and a managing director of Putnam Lovell NBF Securities Inc., an investment banking firm that advises the financial services community, which he co-founded in 1987. From 1980 to 1986, Mr. Putnam held various senior positions, at SEI Investments Inc., an investment advisory firm to mutual funds with assets under management of over $15.0 billion. Prior to joining SEI, Mr. Putnam was a senior consultant at Catallatics Corporation, a financial services company, where he devised new products and strategies for banking clients. From 1973 to 1978, Mr. Putnam held various positions in the trust and investment group of Bankers Trust Company. Mr. Putnam’s education includes undergraduate and graduate work at New York University and undergraduate studies in mathematics and literature at Franklin Pierce College.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE ABOVE-NAMED NOMINEES. PROXIES RECEIVED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

BOARD OF DIRECTORS AND COMMITTEES

Our Directors

      The seven current members of our board of directors are as follows:

				Current
Name	Age	Position	Class	Term Expires

Inside Directors
Gail P. Seneca, Ph.D.	51	Chairman of the Board and Chief Executive Officer	II	2005
Albert J. Gutierrez, CFA	42	President and Director	I	2004
Independent Directors
Bruce A. Miller, CPA	61	Lead Independent Director(1)(2)	III	2006
Robert B. Goldstein	63	Independent Director(1)(2)(3)	II	2005
John McMahan	66	Independent Director(1)(2)(3)	I	2004
Donald H. Putnam	52	Independent Director(2)(3)	III	2006 *
Joseph E. Whitters, CPA	45	Independent Director(1)	I	2004

*	Because Mr. Putnam was appointed by the board to fill a vacancy, he may only complete his term if he is re-elected by stockholders at this annual meeting.

(1)	Audit Committee Member

(2)	Compensation Committee Member

(3)	Governance and Nominating Committee Member

      We currently have a seven-member board of directors. Under our bylaws, the number of directors may be increased or decreased by the board, but may not be fewer than the minimum number required by the Maryland general corporation law (which is currently one) nor more than 15. Any vacancy on our board of directors, whether resulting from the removal of a director or from an increase in the size of the board, may be filled only by a vote of our directors; alternately, a vacancy resulting from removal of a director may be filled by a vote of our stockholders. Two of our directors are affiliated with Seneca and five of our directors are independent, as defined in our bylaws.

      As defined by our bylaws, the term “independent director” refers to a director who is neither:

•	an officer or employee of our company; nor

•	an officer, director, employee, partner, trustee or 10% owner of Seneca or of any person controlling, controlled by or under common control with Seneca.

      Our bylaws require that a majority of the members of our board of directors must at all times be independent directors, unless independent directors comprise less than a majority as a result of a board vacancy. Our bylaws also provide that all of the members of our audit committee, our compensation committee and our governance and nominating committee must be independent directors.

      As required by the rules of the NYSE, our board considered the independence of each of our directors under the NYSE’s standard of independence. Our board affirmatively determined that Messrs. Miller, Goldstein, McMahan, Putnam and Whitters have no material relationship with our company (either directly or as a partner, stockholder or officer of an organization that has a relationship with our company) and are thus independent under the NYSE’s standard, as well as under our bylaws’ similar standard.

      Our directors are divided into three classes serving staggered three-year terms. As a result, every year one class, including approximately one-third of our total number of directors, will stand for election (or re-election) by our stockholders. Directors hold office until their successors are elected and qualified or they resign or are removed. All officers serve at the discretion of our board of directors.

      Currently two classes of directors contain one affiliated director each while the third class contains only independent directors.

•	Mr. Gutierrez, Mr. McMahan and Mr. Whitters are Class I directors to be elected at this year’s annual meeting and, if re-elected, will hold office for a term expiring at the annual meeting of stockholders in 2007;

•	Ms. Seneca and Mr. Goldstein are Class II directors and hold office for a term expiring at the annual meeting of stockholders in 2005; and

•	Mr. Miller and Mr. Putnam are Class III directors. The term of office of the Class III directors expires at the annual meeting of stockholders in 2006. However, since Mr. Putnam was elected by the board of directors to fill a vacancy on the board created by an increase in the number of directors, Mr. Putnam will hold office until this year’s annual meeting of stockholders when he may be elected by the stockholders as a Class III director to serve for the remaining term of the Class III directors expiring at the annual meeting of stockholders in 2006.

Continuing Class II Directors

      The following information is furnished regarding our Class II Directors (who will continue to serve on the board of directors until the 2005 Annual Meeting of Stockholders or until his or her successor is elected and qualified).

      Gail P. Seneca, Ph.D., age 51, has been our chairman of the board and chief executive officer since our formation in 2003. Ms. Seneca is also the chief investment officer and managing partner of Seneca Capital Management LLC. Prior to founding Seneca Capital Management LLC in 1989, Ms. Seneca served as senior vice president of the Asset Management Division of Wells Fargo Bank from 1987 to 1989, where she managed assets in excess of $10 billion. Before Wells Fargo, Ms. Seneca was a chief investment strategist and head of fixed income for Chase Lincoln First Bank from 1983 to 1987. She began her career in investments in the savings and loan industry. Ms. Seneca attended New York University where she earned B.A., M.A. and Ph.D. degrees.

      Robert B. Goldstein, age 63, has been an independent director of our company since its formation. Mr. Goldstein is chairman of the board of directors of Bay View Capital Corporation. Mr. Goldstein has served as a director of Bay View Capital Corporation since 2001, and formerly served as its president and chief executive officer. Mr. Goldstein is also a member of the board of directors of Sunrise Services, Inc. and a member of the board of directors, audit committee, Investor Relations, and executive committee of FNB Corporation, as well as its chairman of its compensation committee. Previously, Mr. Goldstein served as president of the Jefferson Division of Hudson United Bank in Philadelphia since 2000, when Hudson United acquired Jeff Banks Inc., and was president of Jeff Banks Inc. from 1998 to 2000. Mr. Goldstein was chairman and chief executive officer of Regent Bancshares Corp. and Regent National Bank, Philadelphia, Pennsylvania, from 1997 to 1998, and from 1993 to 1996 he served as president and chief executive officer of Lafayette American Bank in Connecticut. Mr. Goldstein holds a B.B.A. degree from Texas Christian University, from which he graduated magna cum laude, and also served for seven years on the faculty of Southern Methodist University’s Graduate School of Banking.

Continuing Class III Directors

      The following information is furnished regarding our Class III Directors (who will continue to serve on the board of directors until the 2006 Annual Meeting of Stockholders or until his successor is elected and qualified).

      Bruce A. Miller, CPA, age 61, has been the lead independent director of our company since its formation. Mr. Miller is the retired managing partner of the E &Y Kenneth Leventhal Real Estate Group, San Francisco, where he served from 1980 to 1999. Mr. Miller is a certified public accountant and affiliated with the American Institute of Certified Public Accountants. Mr. Miller is the chairman of the board of Limbic Systems, Inc., president of the board of The San Francisco Food Bank and is a director of AMB Institutional Alliance REIT I, Inc., Great Circle Water (Technologies), Inc., California Center for Land Recycling, and Whitney Cressman Limited. Mr. Miller is on the Advisory Board of Hunting Gate Capital, LLC and has acted as an advisor to David J. Brown Real Estate Investor since early 2003. Mr. Miller earned a B.A. degree from Drexel University and an M.B.A. degree from New York University.

      In addition, if Donald H. Putnam is re-elected as a Class III director at this year’s annual meeting, his term will continue until the 2006 annual meeting of stockholders subject to the election and qualification of his successor. A brief account of Mr. Putnam’s business experience and education is provided in Proposal 1 above.

2003 Meetings

      During the fiscal year ended December 31, 2003, our board of directors held five meetings and acted by unanimous written consent six times.

      In 2003, each member of our board of directors attended or participated in 75% or more of the meetings held by the board and the committees on which he or she then served.

      We have a policy on director attendance at the annual meeting of stockholders. Commencing in 2004, directors are encouraged, but are not obligated, to endeavor in good faith to attend our annual stockholders’ meetings so as to facilitate effective communication with our stockholders, whom such directors represent. We believe this policy will permit our board to better respond to our stockholders’ ideas for, and any concerns regarding, our company and its operations.

Committees of the Board of Directors

      Our board has established an audit committee, a compensation committee and a governance and nominating committee. Other committees may be established by our board of directors from time to time.

Audit Committee

      Our audit committee is composed of four directors: Bruce A. Miller, CPA (chairman), Robert B. Goldstein, John McMahan and Joseph E. Whitters, CPA. Our board of directors has determined that all members of the audit committee satisfy the new independence requirements of the New York Stock Exchange. Our board has also determined that:

•	Messrs. Miller, Goldstein and Whitters each qualify as an “audit committee financial expert,” as defined by the SEC, and

•	all members of the audit committee are “financially literate,” within the meaning of NYSE rules, and “independent,” under the strict audit committee independence standards of Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act.

      Our audit committee operates pursuant to a written charter adopted by the board. Among other things, the audit committee charter calls upon the audit committee to:

•	oversee the accounting and financial reporting processes and compliance with legal and regulatory requirements on behalf of our board of directors and report the results of its activities to the board;

•	be directly and solely responsible for the appointment, retention, compensation, oversight, evaluation and, when appropriate, the termination and replacement of our independent auditors;

•	review the annual engagement proposal and qualifications of our independent auditors;

•	prepare an annual report as required by applicable SEC disclosure rules;

•	review the integrity, adequacy and effectiveness of our internal controls and financial disclosure process;

•	review and approve all related party transactions, including all transactions with Seneca; and

•	manage our relationship with Seneca under the management agreement.

      In 2003, the audit committee held three meetings.

Compensation Committee

      The members of our compensation committee are Robert B. Goldstein (chairman), John McMahan, Bruce A. Miller, CPA and Donald H. Putnam. Our board of directors has determined that all of the compensation committee members qualify as:

•	“independent directors” under the NYSE independence standards;

•	“non-employee directors” under Exchange Act rule 16b-3; and

•	“outside directors” under Internal Revenue Code section 162(m).

      Our compensation committee has been delegated the authority by our board of directors to administer all of our equity incentive plans, to determine the chief executive officer’s salary and bonus, if any, and to make salary and bonus recommendations to our board regarding all other employees, including our chief financial officer. Our compensation committee operates pursuant to a written charter adopted by the board. Among other things, the compensation committee charter calls upon the compensation committee to:

•	develop the overall compensation policies and the corporate goals and objectives, if any, relevant to the chief executive officer’s compensation from our company;

•	evaluate the chief executive officer’s performance in light of those goals and objectives, if any;

•	be directly and solely responsible for establishing the chief executive officer’s compensation level, if any, based on this evaluation; and

•	make recommendations to the board regarding the compensation of officers junior to the chief executive officer’s, incentive compensation plans and equity-based plans.

      Because we do not currently compensate any of our officers other than our chief financial officer, and because our chief financial officer’s base and bonus compensation levels are largely established by his employment agreement (as described below) which has been approved by the compensation committee, we do not expect our compensation committee to be very active in the foreseeable future. In 2003, there was one compensation committee meeting held and the committee acted by written consent twice.

Governance and Nominating Committee

      Our governance and nominating committee has been formed to establish and implement our corporate governance practices and to nominate individuals for election to the board of directors. The members of our governance and nominating committee are John McMahan (chairman), Robert B. Goldstein and Donald H. Putnam. The committee is composed entirely of independent directors as required by NYSE rules.

      Our governance and nominating committee operates pursuant to a written charter adopted by the board. Among other things, the committee charter calls upon the governance and nominating committee to:

•	develop criteria for selecting new directors and to identify individuals qualified to become board members and members of the various committees of the board;

•	select, or to recommend that the board select, the director nominees for the each annual meeting of stockholders and the committee nominees; and

•	develop and recommend to the board a set of corporate governance principles applicable to the corporation.

      In 2003, the governance and nominating committee held two meetings.

Policy on Nominations by Stockholders

      The governance and nominating committee will consider nominees recommended by stockholders. Any nominations should be submitted in writing to the chairman of the governance and nominating committee at our principal business address. The submission should include:

•	the nominator’s name, address and phone number and a statement of the number of shares of our capital stock beneficially owned by the nominator during the year preceding the date of nomination;

•	the nominee’s name, address and phone number; and

•	a statement of the nominee’s qualifications for board membership.

      The written materials must be submitted within the time permitted for submission of a stockholder proposal for inclusion in our proxy statement for the annual meeting. The governance and nominating committee intends to evaluate prospective nominees suggested by stockholders in the same manner and against the same criteria as any other prospective nominee identified by any other source. In general, the criteria and process that the committee intends to use are described below. For this year’s election we did not receive any director nominations from stockholders beneficially owning 5% of our common stock.

Criteria for Evaluating Potential Nominees to the Board

      Commencing in 2005, the governance and nominating committee intends to use the following criteria for evaluating potential nominees to the board of directors.

      Minimum Criteria. Any prospective board candidate should meet the following minimum criteria:

•	reputation of integrity, strong moral character and adherence to high ethical standards;

•	holds or has held a generally recognized position of leadership in community and/or chosen field of endeavor, and has demonstrated high levels of accomplishment;

•	demonstrated business acumen and experience, and ability to exercise sound business judgments and common sense in matters that relate to the current and long-term objectives of the company;

•	ability to read and understand basic financial statements and other financial information pertaining to the company;

•	commitment to understand the company and its business, industry and strategic objectives;

•	commitment and ability to regularly attend and participate in meetings of the board of directors, board committees and stockholders;

•	ability generally to fulfill all responsibilities as a director of the company in light of the candidate’s other obligations, including obligations to the other boards on which the candidate serves;

•	willingness to represent and act in the interests of all stockholders of the company rather than the interests of a particular group;

•	good health and ability to serve;

•	for prospective non-employee directors, independence under SEC and NYSE rules, and the absence of any material conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director; and

•	willingness to accept the nomination to serve as a director of the company.

      Other Factors. The governance and nominating committee will also consider the following factors in connection with its evaluation of each prospective nominee:

•	whether the prospective nominee will foster a diversity of skills and experiences;

•	whether the nominee possesses the requisite education, training and experience to qualify as “financially literate” or as an audit committee “financial expert” under applicable SEC and NYSE rules;

•	for incumbent directors, standing for re-election, the governance and nominating committee will assess the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation, and overall contribution to the company; and

•	composition of the board and whether the prospective nominee will add to or complement the board’s existing strengths.

Process for Selecting Nominees to the Board

      Commencing in 2005, the governance and nominating committee intends to use the following process for selecting nominees to recommend to the board of directors.

      The committee initiates the process by preparing a slate of potential candidates who, based on their biographical information and other information available to the committee, appear to meet the criteria specified above and/or who have specific qualities, skills or experience being sought by the committee (which may be based on informal input from the full board, management and/or stockholders). Potential nominees may come to the committee’s attention from the following sources, among others:

•	Outside Advisors. The committee may engage a third-party search firm or other advisors to assist in identifying prospective nominees.

•	Stockholder Suggestions. As described above, the committee will consider suggestions of nominees from stockholders.

•	Incumbent Directors. The committee will consider whether incumbent directors whose term is expiring should be nominated for re-election. Re-nomination of incumbent directors should not be viewed as automatic, but will be based on continuing qualification under the criteria set forth above. However, incumbent directors may have an advantage if they have demonstrated, during their term, a keen understanding of mortgage REITs and specialty finance companies and an ability to function well with the full board and management. When an incumbent director is willing to stand for re-election, the committee will assess the incumbent director’s performance during his or her term, including the number of meetings attended, his or her level of participation, and overall contribution to the company; the number of other boards on which the individual serves; the individual’s effect on the composition of the board; and any changed circumstances affecting the individual director which may bear on his or her ability to continue to serve on the board.

•	Key Members of Management. The governance and nominating committee believes it is important that no more than three members of management to participate on the board. In any event, the number of officers of the company serving on the board at any time should be limited such that, at all times, a majority of the directors is “independent” under applicable SEC and NYSE rules.

      After reviewing appropriate biographical information and qualifications, the best qualified first-time candidates will be interviewed by the chairman of the governance and nominating committee and at least one member of the committee and by the chairman of the board. Upon completion of the above procedures, the governance and nominating committee will select the potential candidates to be recommended to the full board for nomination at the annual meeting. The board of directors is expected, but not required, to select its official nominees only from candidates recommended by the governance and nominating committee.

Corporate Governance

Corporate Governance Guidelines

      On the recommendation of the governance and nominating committee, our board of directors adopted corporate governance guidelines. The guidelines address matters such as frequency of board meetings, director tenure, director compensation, executive sessions of the independent directors, communication with and among the directors and continuing education.

Lead Independent Director and Executive Sessions

      On the recommendation of the governance and nominating committee and in accordance with NYSE rules, our independent directors meet in regularly scheduled executive sessions without management. Our board of directors has established the position of lead independent director and our independent directors have elected Mr. Miller to serve in that position. In his role as lead independent director, Mr. Miller’s responsibilities include:

•	scheduling and chairing meetings of the independent directors, and setting their agendas;

•	facilitating communications between the independent directors and management; and

•	acting as a point of contact for persons who wish to communicate with the independent directors.

Communications with the Board and Independent Directors.

      Anyone wishing to communicate with the full board or to the independent directors separately may write to Mr. Miller through our corporate secretary, Peter T. Healy, Esq., O’Melveny & Myers LLP, 275 Battery Street, Suite 2600, San Francisco, California, 94111-3344.

Code of Business Conduct and Ethics

      Our board of directors has established a code of business conduct and ethics. Among other matters, the code of business conduct and ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•	accountability for adherence to the code.

      Waivers to the code of business conduct and ethics may be granted only by the governance and nominating committee of the board. In the event that the committee grants any waivers of the elements listed above to any of our officers, we expect to announce the waiver within five business days on the corporate governance section of our corporate website at www.luminentcapital.com. The information on that website is not a part of this proxy statement.

Public Availability of Corporate Governance Documents

      Our key corporate governance documents, including our corporate governance guidelines, our code of business conduct and the charters of our audit committee, compensation committee and governance and nominating committee:

•	will be posted on our website prior to May 26, 2004, the date of our annual meeting;

•	are available in print to any stockholder who requests them from our corporate secretary; and

•	were filed as exhibits to our registration statements on Form S-11 (Registration Nos. 333-107984 and 333-113493) which became effective under the Securities Act of 1933, as amended, on December 18, 2003 and March 29, 2004, respectively.

Compensation of Directors

      We pay each of our non-officer directors an annual fee of $30,000 for service on our board (pro-rated for partial periods), plus a meeting fee of $1,000 for each formally called board or committee meeting the non-officer directors attend at which a quorum is present. We reimburse all of our directors for the expenses they incur in connection with attending board and committee meetings. We may, from time to time, at the discretion of the compensation committee of our board of directors, grant options to purchase shares of our common stock to our directors under our stock incentive plans described below. We do not currently compensate our officer-directors for their service as directors (or for their service as officers).

MANAGEMENT OF THE COMPANY

Our Executive Officers

      All of our officers serve at the discretion of our board of directors. The following table provides information regarding executive officers:

Name	Age	Position

Gail P. Seneca, Ph.D.	51	Chairman of the Board and Chief Executive Officer
Albert J. Gutierrez, CFA	42	President and Director
Christopher J. Zyda	41	Senior Vice President and Chief Financial Officer
Andrew S. Chow, CFA	40	Senior Vice President
Troy A. Grande, CFA	41	Senior Vice President

Employee and Non-Employee Officers

      We employ a full-time chief financial officer, Christopher J. Zyda, whose primary responsibilities include monitoring Seneca’s performance under the management agreement.

      We do not employ any of our officers other than Mr. Zyda. Our other executive officers— Ms. Seneca, Mr. Gutierrez, Mr. Chow and Mr. Grande— are employees and/or officers of Seneca and are compensated by Seneca. In their capacity as officers of our company, these non-employee officers perform only ministerial functions, such as executing contracts and filing reports with regulatory agencies. In their capacity as officers and employees of Seneca, they are expected to fulfill Seneca’s duties to us under the management agreement. (However, we have no control over which persons Seneca assigns to our account.) In their capacity as officers and employees of Seneca, such persons do not have fiduciary obligations to us or our stockholders.

Business Experience of our Executive Officers

      Set forth below is a brief account of the business experience and education of our executive officers other than Gail P. Seneca and Albert J. Gutierrez. Ms. Seneca’s and Mr. Gutierrez’s business experience and education information is set forth above under “Board of Directors— Our Directors.”

      Christopher J. Zyda is our senior vice president and chief financial officer. Prior to joining our company in August 2003, Mr. Zyda was employed at eBay, Inc. from 2001 to 2003, where he served as vice president, financial planning and analysis. Prior to eBay, Mr. Zyda was employed at Amazon.com, Inc. from 1998 to 2001, where he held the positions of assistant treasurer, then treasurer, and eventually vice president and chief financial officer international. Prior to Amazon.com, Mr. Zyda was employed at The Walt Disney Company from 1989 to 1998, where he held several positions within the corporate treasury group, culminating as director, investments with responsibility for over $4 billion of investment assets. Mr. Zyda earned a B.A. degree in English Literature from the University of California Los Angeles, and an M.B.A. degree from the Anderson School at UCLA.

      Andrew S. Chow, CFA is a senior vice president of our company. Mr. Chow is also a fixed-income portfolio manager for Seneca, which he joined in 2002. Before joining Seneca, Mr. Chow had been the portfolio manager since 2000 for a convertible securities mutual fund at ING Pilgrim which invested in both investment-grade and high-yield securities. Prior to that time, Mr. Chow was employed for nine years at Conseco Capital Management where he was the portfolio manager for a highly ranked convertible securities mutual fund. Additionally, he was responsible for trading and managing a multi-billion dollar matched options book at Conseco. In previous roles at Conseco, Mr. Chow was a fixed-income portfolio manager and a mortgage-backed securities trader. From 1988 to 1991, Mr. Chow was employed at Washington Square Advisors where he was the manager of quantitative research and also had responsibility for trading derivatives and foreign exchange and mortgage-backed securities. Prior to that time, Mr. Chow was a floor trader at the Minneapolis Grain Exchange. Mr. Chow holds a B.A. degree in Economics from the University of California, Berkeley and an M.B.A. degree from Carnegie Mellon. Mr. Chow is also a CFA charter holder.

      Troy A. Grande, CFA is a senior vice president of our company. Mr. Grande is also a fixed-income portfolio manager for Seneca, which he joined in 2002. Before joining Seneca, Mr. Grande held staff and line positions at Fremont General Corporation, where he served as assistant treasurer, director of investments and chief financial officer. In these positions, he managed and traded a multi-billion dollar fixed-income portfolio, evaluated and recommended capital structure mix and was a member of the asset/ liability committee for their $2 billion thrift and loan subsidiary.

Mr. Grande has extensive experience in portfolio management of mortgage-backed securities, investment-grade corporate bonds, government securities, bank loans and structured debt. Mr. Grande also served as the chief financial officer at a financial services division and at two private companies. Mr. Grande holds a B.A. degree in Economics from Southern Methodist University and an M.B.A. degree from the University of San Francisco. Mr. Grande is also a CFA charter holder.

EXECUTIVE COMPENSATION

      We have a full-time chief financial officer, Christopher J. Zyda, who is employed by us. All of our other executive officers are employed by Seneca and are compensated by Seneca. We do not separately compensate our officers, other than Mr. Zyda, for their service as officers, nor do we reimburse Seneca for any portion of our officers’ compensation from Seneca, other than through the general fees we pay to Seneca under the management agreement (which are described under the caption “Certain Relationships and Related Transactions”). In the future, our board or the compensation committee may decide to pay annual compensation or bonuses and/ or long-term compensation awards to one or more of our non-employee officers for their services as officers. We may from time to time, in the discretion of the compensation committee of our board of directors, grant options to purchase shares of our common stock to one or more of our other officers pursuant to our stock incentive plans.

      The following table summarizes the compensation we have awarded or paid to our chief executive officer and to our other four executive officers since our inception. As mentioned above, we currently do not separately compensate our executive officers other than Mr. Zyda. We refer to the persons identified in the following table as our named executive officers.

Summary Compensation Table

	Annual Compensation						Long-Term Compensation(1)

									Dividend
							Stock	Option	Equivalent	All Other
Name and Position	Year	Salary		Bonus(1)		Other	Awards	Awards	Rights	Compensation

Gail P. Seneca, Chairman of the Board and Chief Executive Officer	2003	—		—		—	—	—	—	—
Albert J. Gutierrez, President	2003	—		—		—	—	—	—	—
Christopher J. Zyda, Senior Vice President and Chief Financial Officer	2003	$82,192	(2)	$15,155	(3)	—	1,283 (3)	50,000 (4)	—	—
Andrew S. Chow, Senior Vice President	2003	—		—		—	—	—	—	—
Troy A. Grande, Senior Vice President	2003	—		—		—	—	—	—	—

(1)	Amounts presented as bonus awards, stock awards, stock option awards and dividend equivalent right, or DER, awards for 2003 are amounts actually awarded by our compensation committee. Our compensation committee has the right to issue additional stock awards, stock options and DERs to our officers at any time.

(2)	Mr. Zyda’s employment by us commenced on August 4, 2003. In 2003, we paid Mr. Zyda the salary shown above. Mr. Zyda’s salary rate resets on the first day of each calendar month based upon our net worth on the final day of the preceding month as described under “Employment Agreements” below. Mr. Zyda’s salary rate has been $16.7 thousand per month (this rate is equivalent to an annualized rate of $200 thousand per year, but is subject to reset each month).

(3)	Mr. Zyda is entitled to a quarterly incentive bonus in the amount of 5% of the incentive compensation payable to Seneca for such quarter. One-half of each incentive bonus to Mr. Zyda will be payable in cash and one-half will be payable in stock, as a restricted stock award under our 2003 stock incentive plan. See “Employment Agreements” below. Amounts shown in the table above as bonus and stock awards for 2003 together comprise Mr. Zyda’s incentive bonus for the fourth quarter of 2003, which we paid in early 2004. The total dollar amount of Mr. Zyda’s fourth quarter 2003 incentive bonus was $30.3 thousand, for which we paid to Mr. Zyda $15.2 thousand in cash and issued to Mr. Zyda 1,283 shares of restricted stock. Subject to Mr. Zyda’s continued employment, these shares vest in three equal installments beginning February 4, 2005 (the first anniversary date of the grant).

(4)	On August 4, 2003, we granted Mr. Zyda options to purchase 50,000 shares of our common stock at an exercise price of $15.00 per share. These options vest in three equal annual installments beginning on the first anniversary of the date of grant and expire 10 years after the date of grant.

Option Grants

      The following table describes the stock options we have granted to our named executive officers in 2003. The table also includes the potential realizable value of these grants over the 10-year term of the options, based on assumed rates of stock-price appreciation of 5% and 10%, compounded annually, from the stated exercise price. These assumed rates of stock-price appreciation have been selected in accordance with the rules of the SEC and do not represent an estimate of our future stock price. We face the risk that our actual stock price will not appreciate over the option terms at the assumed rates of 5% and 10%, or at all. Unless the market price of the shares underlying each option increases above the exercise price over the option term, the named executive officer will not realize any value from the option grant. None of our named executive officers has exercised any options to purchase our common stock.

	Individual Grants				Potential Realizable
Value at Assumed Annual
	Number of				Rates of Stock Price
	Securities				Appreciation for
	Underlying	Percent of Total			Option Term
	Options Granted	Options Granted	Exercise	Expiration
Name	to date 2003	to date in 2003	Price	Date	5%	10%

Christopher J. Zyda	50,000	91%	$15.00	Aug. 4, 2013	$471,671	$1,195,307

      Our compensation committee has the right to issue additional stock options at any time. Accordingly, future awards may be granted in the future even though they do not appear in the table above.

Employment Agreements

      We are externally managed and advised by Seneca, which employs and compensates all of our executive officers other than our chief financial officer, Mr. Zyda. We employ Mr. Zyda as our senior vice president and chief financial officer pursuant to an employment agreement, which has been approved by our compensation committee.

      Base Salary. Mr. Zyda’s base salary rate resets on the first day of each month based upon our net worth on the final day of the preceding month. For purposes of Mr. Zyda’s employment agreement, our net worth is calculated in the same manner as under our management agreement with Seneca. As of December 31, 2003, our net worth was approximately $282.5 million. Mr. Zyda’s base salary is calculated as follows:

•	if our net worth is less than $500 million at the end of any calendar month, Mr. Zyda’s base salary for the following month is 1/12th of $200 thousand;

•	if our net worth is equal to or greater than $500 million, but less than $1.0 billion, at the end of any calendar month, Mr. Zyda’s base salary for the following month is 1/12th of $250 thousand;

•	if our net worth is equal to or greater than $1.0 billion, but less than $1.5 billion, at the end of any calendar month, Mr. Zyda’s base salary for the following month is 1/12th of $300 thousand; and

•	if our net worth is equal to or greater than $1.5 billion at the end of any calendar month, Mr. Zyda’s base salary for the following month is 1/12th of $500 thousand.

      Incentive Bonus. Mr. Zyda is entitled to quarterly incentive bonus payments under his employment agreement in an amount equal to 5% of Seneca’s incentive compensation for the quarter. Incentive bonuses are payable to Mr. Zyda whenever Seneca or any successor manager receives (and has an unqualified right to retain) any incentive compensation under the management agreement. Seneca’s right to incentive compensation is described under the caption “Certain Relationships and Related Transactions” below. The incentive bonus payable by us to Mr. Zyda is in addition to the incentive compensation payable by us to Seneca.

      One-half of each incentive bonus is payable to Mr. Zyda in cash and one-half is payable in stock, in the form of a restricted stock award under our 2003 stock incentive plan. One-third of each such restricted stock award will vest on each of the first three anniversaries of the date of issuance, subject to Mr. Zyda’s continued employment with us. Mr. Zyda will not be entitled to any incentive bonus that becomes payable after the termination of his employment. Mr. Zyda is not entitled to any incentive bonus in connection with any termination fee payable to Seneca.

      Stock Options. On August 4, 2003, we granted Mr. Zyda options to purchase 50,000 shares of our common stock under our 2003 stock incentive plan at an exercise price of $15.00 per share. These options vest in three equal annual installments beginning on the first anniversary of the date of grant and expire ten years after the date of grant.

      Termination. Mr. Zyda’s employment period is for one year, with automatic one-year renewals unless terminated earlier pursuant to the employment agreement. Mr. Zyda may resign for any reason upon 30 days’ prior written notice. We may terminate Mr. Zyda’s employment at any time. However, if we terminate his employment prior to the end of the employment period without good cause, or if Mr. Zyda resigns with good reason, we are required to pay him a severance benefit equal to his annualized base salary in effect immediately prior to the termination, payable within 60 days following the date of termination.

      Non-Competition and Anti-Solicitation. The employment agreement provides that Mr. Zyda may not aid any of our competitors during the employment period and may not solicit any managerial employee or business contact of our company or of Seneca during the employment period or for two years afterwards.

      Binding Arbitration. Any dispute arising under the employment agreement is subject to binding arbitration.

Equity Compensation Plan Information

(c)Number of securities
	(a)Number of		remaining available for
	securities to be issued	(b)Weighted-average	future issuance under
	upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column(a)

Equity compensation plans approved by security holders	55,000	$14.82	945,000
Equity compensation plans not approved by security holders	—	—	—

Total	55,000	$14.82	945,000 (1)

(1)	At December 31, 2003, the maximum number of shares of common stock that may be delivered pursuant to awards granted under both plans is 945,000 shares of our common stock.

COMPENSATION COMMITTEE REPORT

This compensation committee report shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C, other than as provided therein, or to the liabilities of Section 18 of the Exchange Act, except to the extent that Luminent specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

      The compensation committee charter was approved by Luminent Mortgage Capital, Inc.’s full board of directors at the June 4, 2003 board meeting. The compensation committee will continue to review its Charter on an annual basis.

      Luminent is externally managed and advised by Seneca Capital Management LLC, which employs and compensates all of Luminent’s executive officers other than its chief financial officer, Mr. Zyda, who is an employee of Luminent. The compensation committee does not set any compensation policies for officers compensated by Seneca. Additionally, Luminent does not reimburse Seneca for any portion of its officers’ compensation from Seneca, other than through the general fees Luminent pays to Seneca under the management agreement. Because Luminent does not currently compensate any of its officers other than Mr. Zyda, and because Mr. Zyda’s base and bonus compensation levels and initial stock option grant are largely established by his employment agreement, which has been approved by the compensation committee, the compensation committee’s primary duties have been to administer Luminent’s 2003 stock incentive plan and a 2003 outside advisors stock incentive plan.

      The policy behind Luminent’s 2003 stock incentive plan is to promote the success of Luminent and to increase stockholder value by providing an additional means through the grant of incentive awards to attract, motivate, retain and reward selected persons, including our employee and non-employee executive officers, among others. The purpose of the 2003 outside advisors plan is to provide an incentive to others whose job performance affects Luminent, including our manager.

MEMBERS OF THE COMPENSATION COMMITTEE

Robert B. Goldstein (Chairman)
John McMahan
Bruce A. Miller, CPA
Donald H. Putnam

Compensation Committee Interlocks and Insider Participation

      None of the members of our compensation committee is a current or former officer or employee of our company. During 2003, none of our executive officers served as members of the board of directors or compensation committee of any entity that has one or more executive officers who served on our board of directors or compensation committee. As a result, there are no compensation committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Securities Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Management Agreement

      We have entered into a management agreement with Seneca Capital Management LLC, or the Manager. Two of our directors and four of our executive officers, including our chairman of the board, chief executive officer and president, are affiliated with the Manager. Under the Management Agreement, the Manager provides, among other things, that we will pay to the Manager, in exchange for investment management and certain administrative services, certain fees and reimbursements, summarized as follows:

•	a base management fee equal to a percentage of average net worth during each fiscal year as defined in the Management Agreement (1% of the first $300 million plus 0.8% of the amount in excess of $300 million);

•	incentive compensation based on the excess of a “tiered percentage” (as defined in the Management Agreement as the weighted-average of the following rates based upon average net invested assets: (1) 20% for the first $400 million of average net invested assets; and (2) 10% for the average net invested assets in excess of $400 million) of the difference between our net income (defined in the Management Agreement as taxable income before incentive compensation, net operating losses from prior periods, and items permitted by the Internal Revenue Code when calculating taxable income for a REIT) and the “threshold return” (the amount of net income for the period that would produce an annualized return on equity, calculated by dividing the net income, as defined in the Management Agreement, by the average net invested assets, as defined in the Management Agreement, equal to the 10-year U.S. Treasury rate for the period plus 2.0%) for the fiscal period; and

•	out-of-pocket expenses and certain other costs incurred by the Manager and related directly to us.

      The base management fee and incentive compensation will be paid quarterly and are subject to adjustment at the end of each fiscal year based on annual results. One-half of the incentive compensation will be paid to the Manager in cash and one-half will be paid in the form of a direct-issue, restricted stock award. The number of shares issued is based on (a) one-half of the total incentive compensation for the period, divided by (b) the average of the closing prices of the common stock over the 30-day period ending three days prior to the grant date, less a fair market value discount determined by our board of directors. These shares are “restricted shares” for varying periods of time, and are forfeitable if the Manager ceases to perform management services for us before the end of the restriction periods. Our restrictions lapse and full rights of ownership vest for one-third of the shares on the first anniversary of the end of the period in which the incentive compensation is calculated, for one-third of the shares on the second anniversary and for the last one-third of the shares on the third anniversary. Vesting is predicated on the continuing involvement of the Manager in providing services to us.

      From and after June 11, 2004, we are entitled to terminate the Management Agreement without cause provided that we give the Manager 60 days’ prior written notice and pay a termination fee and other unpaid costs and expenses reimbursable to the Manager. If we terminate the Management Agreement without cause, we are required to pay the Manager a termination fee as follows:

•	If we terminate the Management Agreement without cause in connection with a decision to manage our portfolio internally, rather than by an external manager, the amount of the termination fee shall be equal to the amount of the highest annual base fee and the highest annual incentive compensation, for a particular year, earned by the Manager during any of the three years (or on an annualized basis if a lesser period) preceding the effective date of the termination, plus accelerated vesting on the equity component of all incentive compensation.

•	If we terminate the Management Agreement without cause for any other reason, the amount of the termination fee shall be equal to two times the amount of the highest annual base fee and the highest annual incentive compensation, for a particular year, earned by the Manager during any of the three years (or on an annualized basis if a lesser period) preceding the effective date of the termination, plus all deferred payments, including accelerated vesting on the equity component of all incentive compensation.

      We are also entitled to terminate the Management Agreement with cause, in which case we are only obligated to reimburse unpaid costs and expenses.

      The Management Agreement contains certain provisions requiring us to indemnify the Manager for costs (e.g., legal costs) the Manager could potentially incur in fulfilling its duties prescribed in the agreement or in other agreements related to our activities. The indemnification provisions do not apply under all circumstances (e.g., if the Manager is grossly negligent, acted with reckless disregard or engaged in willful misconduct or active fraud). The provisions contain no limitation on maximum future payments. We have evaluated the impact of these guarantees on its financial statements and determined that it is immaterial.

      The base management fee for the period from April 26, 2003 through December 31, 2003 was $901 thousand.

      Incentive compensation is earned by the Manager when REIT taxable net income (before deducting incentive compensation, net operating losses and certain other items) relative to the average net invested assets for the period, as defined in the Management Agreement, exceeds the “threshold return” taxable income that would have produced an annualized return on equity equal to the sum of the 10-year U.S. Treasury rate plus 2.0% for the same period. REIT taxable net income (before deducting incentive compensation, net operating losses and certain other items) for the period from April 26, 2003 through December 31, 2003 was $11.7 million and was greater than the “threshold return” taxable income of $5.6 million for the same period. Incentive compensation earned by the Manager during the period from April 26, 2003 through December 31, 2003 was $1.2 million, of which $613 thousand was waived by the Manager for the quarter ended September 30, 2003. Incentive compensation is paid by us one-half in cash and one-half in restricted stock.

      For the quarter ended December 31, 2003, total incentive fees for the Manager were $606 thousand, one-half payable in cash and one-half payable in the form of our common stock as described above. The cash portion of the incentive fee of $303 thousand for the quarter ended December 31, 2003 was expensed in that period. In accordance with Statement of Financial Accounting Standards (SFAS) No. 123, and related interpretations, and Emerging Issues Task Force (EITF) 96-18, 15.2% of the restricted stock portion of the incentive fees, or $46 thousand, was expensed in the quarter ended December 31, 2003. Included in other assets at December 31, 2003 is $257 thousand of deferred compensation which will be reclassified to stockholders’ equity after the restricted stock is issued and will be expensed over the three-year vesting period of the restricted stock.

      On February 4, 2004, we also issued 25,651 shares of our restricted common stock to the Manager pursuant to the provisions of the Management Agreement. The Manager subsequently assigned the restricted stock to employees of the Manager, including, among others, our executive officers, Albert J. Gutierrez, Andrew S. Chow and Troy A. Grande.

Cost-Sharing Agreement

      We have entered into a cost-sharing agreement with the Manager regarding overhead items such as space, utilities and other administrative services. Pursuant to the cost-sharing agreement, the Manager has agreed to provide, and we have agreed to reimburse the Manager for the costs of, the use of up to 1,500 square feet of space at the Manager’s principal offices and utilities, furniture, furnishings and equipment (including computer equipment), telephone, telegraph and fax services, mail services, and other administrative services utilized by our officers and employees that are not affiliated with the Manager. We are obligated to pay the actual costs attributable to our use of the services rendered by the Manager under the cost-sharing agreement, which shall be determined by the Manager and which determination is subject to the reasonable approval of a majority of our independent directors. Our independent directors may approve a set of guidelines for the determination and reimbursement of costs to the Manager under the cost-sharing agreement in order to permit such determination and reimbursement to occur without prior approval by our independent directors in each instance. The cost-sharing agreement will terminate upon the termination of the management agreement in accordance with its terms. Expenses of $6 thousand have been paid to the Manager under the cost-sharing agreement from inception through December 31, 2003.

PROPOSAL NO. 2

APPROVAL OF SECOND ARTICLES

OF AMENDMENT AND RESTATEMENT

      Our board of directors has unanimously approved, subject to stockholder approval, the proposed Second Articles of Amendment and Restatement to our current Amended and Restated Articles of Incorporation, which we refer to as our “Charter.” Our proposed Second Articles of Amendment and Restatement are attached as Appendix A to this proxy statement.

      In October 2003, we received approval to list our common stock for trading on the NYSE, and on December 19, 2003, our common stock began trading on the NYSE. As a condition to clearance of our common stock for trading, the NYSE required, and we agreed, to submit two amendments to our Charter to our stockholders for their approval at our next annual meeting. The two proposed amendments are as follows:

Proposed Amendment 1:

      As required by the NYSE, we propose that Section 5.2(b)(i) of our Charter be amended by deleting the language “Except as provided in Section 5.2(f) below” and inserting the language “Subject to Section 5.8 below and except as provided in Section 5.2(f) below.”

Proposed Amendment 2:

      As also required by the NYSE, we also propose that Section 5.8 of our current Charter be amended and restated to read in its entirety as follows:

“Nothing in this Article V shall be interpreted to preclude the settlement of any transaction entered into through the facilities of the NYSE any other national securities exchange or The Nasdaq National Market system. The Capital Stock which is the subject of such transaction shall continue to be subject to the terms of this Article V subsequent to such settlement.”

Amending and Restating Our Charter to Include the Proposed Amendments

      We have attached our proposed Second Articles of Amendment and Restatement at Appendix A to this proxy statement, which incorporates both of the above proposed amendments and is otherwise identical to our current Charter. You are being asked to approve our entire Second Articles of Amendment and Restatement in the attached form.

Discussion About Proposed Amendments

      Our Charter contain certain provisions, which we refer to as “share transfer restrictions,” that restrict the transfer of our common stock if, following the transfer, any person would own at any time, beneficially or constructively, more than 9.8% of the lesser of the aggregate number or the aggregate value of the outstanding shares of any class or series of our common stock. These share transfer restrictions, which are similar to provisions of the charter of many REITs, are designed, in part, to insure compliance with certain REIT-related tax law requirements which provide that not more than 50% of a REIT’s outstanding shares of common stock may be owned by five or fewer persons.

      The above proposed amendments to our current Charter clarify that no provision in our Charter would prohibit the settlement of any transactions entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system, while maintaining the authority of our board of directors to take all action necessary to maintain our status as a REIT.

      Our board of directors believes that it is important to assure the investment community and the NYSE that our remedies under the share transfer restrictions in our Charter will not prohibit the settlements of any transactions on the NYSE. The NYSE has advised us that the NYSE currently requires any REIT listed on the NYSE that has similar share transfer restrictions in its charter to include provisions similar to those proposed to be included in our proposed Second Articles of Amendment and Restatement.

      Pursuant to Maryland law and our current Charter, amendments to our Charter must be approved by the affirmative vote of two-thirds of all the votes entitled to be cast on Proposal 2 to approve our proposed Second Articles of Amendment and Restatement. If approved, the Second Articles of Amendment and Restatement would become effective upon filing with the Maryland State Department of Assessments and Taxation, which would take place as soon as practicable following the annual meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT AND RESTATEMENT PROPOSAL. PROXIES RECEIVED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

PROPOSAL NO. 3

RATIFICATION OF DELOITTE & TOUCHE LLP

AS INDEPENDENT AUDITORS

      The firm of Deloitte & Touche LLP, our independent auditors for the period from April 26, 2003 through December 31, 2003, was recommended to the board by our audit committee, whose selection was approved by the board of directors, to act in such a capacity for the fiscal year ending December 31, 2004, subject to ratification by our stockholders.

      We have been advised by Deloitte & Touche LLP that the firm has no relationship with our company or its subsidiaries or affiliates other than that arising from the firm’s engagement as accountants, tax advisors and consultants. If the selection of Deloitte & Touche LLP is not ratified by the affirmative vote of at least a majority of the shares casting votes on the matter at the meeting, or if prior to the annual meeting, Deloitte & Touche LLP should decline to act or otherwise become incapable of acting, or if its employment should be otherwise discontinued by our board of directors, then in any such case our board of directors will appoint other independent auditors whose employment for any period subsequent to the 2004 annual meeting will be subject to ratification by the stockholders at the 2005 annual meeting.

      Representatives of Deloitte & Touche LLP will be present in person at the annual meeting and will be provided with an opportunity to make a statement if so desired and to respond to appropriate questions.

Vote Required

      The affirmative vote of a majority of all votes cast on the matter at a meeting at which a quorum is present is necessary to ratify the appointment of Deloitte & Touche LLP as our independent auditors.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004. PROXIES RECEIVED WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

DELOITTE & TOUCHE LLP FEES FOR 2003

      For the period from April 26, 2003 through December 31, 2003, professional services were performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, which we refer to collectively as Deloitte & Touche.

      Audit and audit-related fees aggregated $412,138 for the period from April 26, 2003 through December 31, 2003 and were composed of the following:

Audit Fees

      The aggregate fees billed by Deloitte & Touche to us for audit services rendered for the period from April 26, 2003 through December 31, 2003 were $328,428. These fees relate to (i) an aggregate of $82,000 for the audit of our financial statements for the period from April 26, 2003 through December 31, 2003, (ii) an aggregate of $61,760 for the audit of our financial statements for the period from April 26, 2003 through June 30, 2003, (iii) an aggregate of $8,000 for the review of our quarterly financial statements for the quarter ended September 30, 2003, (iv) an aggregate of $7,128 for the review of and required procedures related to the financial data included in our private placement memorandum related to our private placement of common stock, and (v) an aggregate of $169,540 for the review of and the required procedures related to the quarterly financial statements and other financial data included in our two Registration Statements on Form S-11.

Audit-Related Fees

      The aggregate fees billed for audit-related services for the period from April 26, 2003 through December 31, 2003 were $83,170. These fees relate to services provided for consultation on accounting and documentation for interest rate derivatives and hedging activities subject to Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities.

Tax Fees

      The aggregate fees billed for tax services for the period from April 26, 2003 through December 31, 2003 were $19,000. These fees relate to tax compliance and tax return preparation. These services include income tax compliance and related tax services.

All Other Fees

      There were no other fees billed for services other than those included above for the period from April 26, 2003 through December 31, 2003.

Audit Committee Pre-Approval Policies and Procedures

      The audit committee is responsible for the appointment, compensation, and oversight of the work of the independent auditors. As part of this responsibility, the audit committee is required to pre-approve the audit and non-audit services performed by Deloitte & Touche LLP in order to assure that these services do not impair the auditors’ independence from our company. Accordingly, the audit committee has adopted an audit and non-audit services pre-approval policy, which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditors may be pre-approved. The audit committee believes that the combination of a general pre-approval approach and specific pre-approval approach will result in an effective and efficient procedure to pre-approve services provided by the independent auditors. Unless a type of service has received general pre-approval, it will require specific pre-approval by the audit committee if it is to be provided by the independent auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the audit committee.

      The services to be provided by the independent auditors and pre-approved by the audit committee include audit, audit-related, tax and all other services. The term of any general pre-approval is 12 months from the date of the pre-approval, unless the audit committee considers a different period and states otherwise. The audit committee will annually review and pre-approve the services that may be provided by the independent auditors on a general pre-approval basis. The audit committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

      The audit committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decision to the audit committee at its next scheduled meeting.

      Pre-approval fee levels or budgeted amounts for all services to be provided by Deloitte & Touche will be established annually by the audit committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the audit committee. Our management and the independent auditors will report to the audit committee at each regularly scheduled meeting on the status of fees incurred fiscal year-to-date for each category of service as well as any changes to expected fee levels for such services.

      All of the services described in items 9(e)(2) through 9(e)(4) of schedule 14a were approved by the audit committee pursuant to paragraph c(7)(i)(c) of Rule 2-01 of Regulation S-X.

AUDIT COMMITTEE REPORT

This audit committee report shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C, other than as provided therein, or to the liabilities of Section 18 of the Exchange Act, except to the extent that Luminent specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

      The audit committee charter was approved by Luminent Mortgage Capital, Inc.’s full board of directors at the June 4, 2003 board meeting. The audit committee will continue to review its Charter on an annual basis.

      The audit committee met with both Luminent’s management and independent auditors to review and discuss Luminent’s audited financial statements for the year ended December 31, 2003 prior to their issuance. Such meetings included an overview of the preparation and review of Luminent’s audited financial statements and a discussion of any significant accounting issues. Management and the independent auditors advised the audit committee that all statements were prepared under generally accepted accounting principles.

      The audit committee discussed with the independent auditors matters required to be discussed under Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, AU §380. In addition, the audit committee received from the independent auditors written disclosures and a letter regarding the auditors’ independence as required by Independent Standards

Board Standard No. 1, Independence Discussions with Audit Committees. Such disclosures and other matters relating to the independent auditors’ independence were reviewed by the audit committee and discussed with the independent auditors. The audit committee determined the non-audit services provided to Luminent by the independent auditors were compatible with maintaining the auditors’ independence. The independent auditors did not provide any financial information systems design and implementation services. The audit committee also discussed with management and the independent auditors the adequacy of Luminent’s internal controls, policies, systems, and management’s ongoing progress to further strengthen such areas as appropriate.

      Based on its review of the financial statements, and its discussions with management and the independent auditors described above, the audit committee recommended to the full board of directors that Luminent’s audited financial statements for the year ending December 31, 2003 be included in its Annual Report or Form 10-K for filing with the Securities and Exchange Commission.

MEMBERS OF THE AUDIT COMMITTEE

Bruce A. Miller, CPA (Chairman)
Robert B. Goldstein
John McMahan
Joseph E. Whitters, CPA

OTHER MATTERS

Other Proposals

      Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, the proxies will be voted in accordance with the best judgment of the person or persons voting such proxies.

Section 16(a) Beneficial Ownership Reporting Compliance

      Under Section 16(a) of the Exchange Act of 1934, as amended, our directors, officers and persons holding more than 10% of our common stock are required to file forms reporting their beneficial ownership of our common stock and subsequent changes in that ownership with the SEC. Such persons are also required to furnish us copies of the forms so filed. Based solely upon a review of copies of such forms filed with us, we believe that during 2003, our officers and directors and our stockholders owning greater than 10% of our common stock, complied with the Section 16(a) filing requirements on a timely basis.

Expenses of Proxy Solicitation

      Brokerage firms and other custodians, nominees and fiduciaries will be requested to forward the soliciting material to beneficial owners and to obtain authorization for the execution of proxies, and we will reimburse such brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock. Our directors, officers and employees may solicit proxies by telephone or in person (but will receive no additional compensation for such solicitation). We will bear the expense of this proxy solicitation.

Annual Report

      This proxy statement is accompanied by a copy of our Annual Report to Stockholders for the period from April 26, 2003 through December 31, 2003, including financial statements audited by Deloitte & Touche LLP, our independent auditors for 2003, which includes the independent auditors’ report dated February 27, 2004.

Stockholder Proposals for 2005 Annual Meeting

      Proposals of stockholders for consideration at the 2005 annual meeting of stockholders must be received by us no later than the close of business on December 20, 2004 (which is 120 calendar days before the anniversary of the date of this proxy statement) in order to be included in our proxy statement and proxy relating to that meeting. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Such proposals will also need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Pursuant to our bylaws, a stockholder wishing to make a proposal or a nomination for director that is not to be included in our proxy statement for our 2005 annual meeting of stockholders must provide specified information to us between January 26, 2005 and February 25, 2005 (which are 120 days and 90 days, respectively, before the anniversary of this year’s annual meeting). Stockholders are also advised to review our bylaws, which contain several additional requirements with respect to advance notice of stockholder proposals and director nominations.

April 19, 2004

By Order of the Board of Directors

/s/ Peter T. Healy, Esq.

Peter T. Healy, Esq.
Secretary

APPENDIX A

SECOND ARTICLES OF AMENDMENT AND RESTATEMENT

OF

LUMINENT MORTGAGE CAPITAL, INC.

      LUMINENT CAPITAL MORTGAGE, INC., a Maryland corporation (the “Corporation”), having its principal office in the State of Maryland, c/o The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, Maryland, 21202, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Corporation desires to, and does hereby, amend and restate its charter (this “Charter”) as currently in effect and as hereinafter amended.

      SECOND: The following provisions are all the provisions of this Charter currently in effect and as hereinafter amended and restated:

ARTICLE I

NAME

      The name of the Corporation is:

Luminent Mortgage Capital, Inc.

ARTICLE II

PURPOSES

      The purpose for which the Corporation is formed is to engage in any lawful business or other activity (including, without limitation or obligation, engaging in business as a REIT) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of this Charter, “REIT” means a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”).

ARTICLE III

PRINCIPAL OFFICE IN MARYLAND

      The address of the principal office of the Corporation in Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202.

ARTICLE IV

RESIDENT AGENT

      The name of the resident agent of the Corporation in Maryland is The Corporation Trust Incorporated, whose address is 300 East Lombard Street, Baltimore, Maryland 21202.

      The resident agent is a Maryland corporation.

ARTICLE V

STOCK

           5.1   Authorized Shares of Capital Stock.

             (a)  Authorized Shares. The total number of shares of stock of all classes that the Corporation has authority to issue is One Hundred Ten Million (110,000,000) shares of stock, consisting of: (i) One Hundred Million (100,000,000) shares of Common Stock, each having a par value of one-tenth of one cent ($0.001) (“Common Stock”); and (ii) Ten Million (10,000,000) shares of Preferred Stock, each having a par value of one-tenth of one cent ($0.001) (“Preferred Stock”), which may be issued in one or more classes or series as described in Section 5.6 hereof. The Common Stock and each class or series of the Preferred Stock shall each constitute a separate class of stock of the Corporation.

      The Board of Directors of the Corporation (the “Board of Directors”) may classify and reclassify any unissued shares of Capital Stock (as defined below) in accordance with Section 5.7 hereof.

             (b)  Terminology and Aggregate Par Value. The Common Stock and Preferred Stock are collectively referred to herein as “Capital Stock.” The aggregate par value of all the Corporation’s authorized Capital Stock having par value is $110,000.00.

           5.2   Restrictions on Transfer and Ownership of Capital Stock.

      Subsequent to the Initial Date (as defined below) and until the Restriction Termination Date (as defined below), all Capital Stock of the Corporation shall be subject to the following restrictions and limitations:

             (a)  Definitions. For purposes of this Article V and the interpretation of the stock legends set forth herein, the following terms shall have the following meanings:

             “Acquire” shall mean the acquisition of Beneficial Ownership or Constructive Ownership of Capital Stock, whether by a Transfer, Non-Transfer Event or by any other means, including, without limitation, acquisition pursuant to the exercise of the Acquisition Rights or any other option, warrant, pledge or other security interest or similar right to acquire Capital Stock, but shall not include the acquisition of any such rights unless, as a result, the acquiror would be considered a Beneficial Owner or Constructive Owner, each as defined below.

             “Acquisition Rights” shall mean rights to Acquire Capital Stock pursuant to: (i) the exercise of any option or warrant issued by the Corporation; or (ii) any pledge of Capital Stock.

             “Beneficial Ownership” shall mean ownership of Capital Stock by a Person who would be treated as an owner of Capital Stock either directly or indirectly, including directly or indirectly under Section 542(a)(2) of the Code, taking into account, for this purpose, constructive ownership determined under Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code (except where expressly provided otherwise). The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

             “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

             “Charitable Beneficiary” shall mean, with respect to any Trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clauses (vii) or (viii) thereof) and Section 170(c)(2) of the Code that are named by the Corporation as the beneficiary or beneficiaries of such Trust, in accordance with the provisions of Section 5.5(a) hereof.

             “Code” shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute thereto, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

             “Constructive Ownership” shall mean ownership of Capital Stock by a Person who would be treated as an owner of such Capital Stock either directly or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructively Own,” “Constructively Owned” and “Constructive Owner” shall have the correlative meanings.

             “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 5.2(f), and subject to adjustment pursuant to Section 5.2(h), the percentage limit on Beneficial Ownership or Constructive Ownership of shares of Capital Stock established by the Board of Directors pursuant to Section 5.2(f); provided, however, that no percentage limit shall be set if, after the Excepted Holder Acquires Capital Stock up to that limit, five Persons could Beneficially Own or Constructively Own, in the aggregate, more than 50% in value of the shares of Capital Stock then outstanding.

             “Initial Date” shall mean the first date upon which the Corporation consummates a private placement of Common Stock whereby the Corporation receives net proceeds from the issuance and sale of shares of Common Stock in such private placement of not less than $15 million.

             “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares are listed or admitted to trading or, if such shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotation System, or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such shares selected by the Board of Directors or, in the event that no trading price is available for such shares, the fair market value of the shares, as determined in good faith by the Board of Directors.

             “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.

             “NYSE” shall mean the New York Stock Exchange, Inc.

             “Non-Transfer Event” shall mean an event other than a purported Transfer that would cause any Person to Beneficially Own or Constructively Own Capital Stock in excess of the

Ownership Limit (or would cause the Corporation to fail to qualify as a REIT), including, without limitation, a change in the capital structure of the Corporation.

             “Ownership Limit” shall mean not more than 9.8% of the lesser of the aggregate number or the aggregate value of the outstanding shares of any class or series of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the Board of Directors, which determination shall be conclusive for all purposes hereof.

             “Person” shall mean an individual, corporation, partnership, limited liability company or partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, provided, however, that this shall not include an underwriter which participates in a registered public offering of the Corporation’s Capital Stock (or securities convertible into or exchangeable for Capital Stock) or an initial purchaser which participates in a private placement of shares of the Corporation’s Capital Stock (or securities convertible into or exchangeable for Capital Stock), but only for a period of ninety (90) days following the date of purchase of shares of Capital Stock by the underwriter in such public offering or the initial purchaser in such private placement and only to the extent that purchases of shares of Capital Stock by such underwriter or initial purchaser in such public offering or private placement are necessary to facilitate such public offering or private placement.

             “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 5.2(b), would Beneficially Own or Constructively Own shares of Capital Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

             “Restriction Termination Date” shall mean the first day after the Initial Date on which the Corporation determines pursuant to Section 7.3 of this Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

             “Stock-in-Trust” shall mean any Capital Stock designated Stock-in-Trust pursuant to Section 5.5(a).

             “Transfer” (as a noun) shall mean any sale, transfer, gift, assignment, devise or other disposition of Capital Stock or the right to vote or receive dividends on Capital Stock (including without limitation (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Capital Stock or the right to vote or receive dividends on Capital Stock or (ii) the sale, transfer, assignment or other disposition or grant of any Acquisition Rights or other securities or rights convertible into or exchangeable for Capital Stock, or the right to vote or receive dividends on Capital Stock), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise. “Transfer” shall also include any transfer of interests in other entities, and any change in relationship between two or more Persons, that results in a change in Beneficial Ownership or Constructive Ownership of Capital Stock, whether by operation of law or otherwise. “Transfer” (as a verb) shall have a correlative meaning.

             “Trust” shall mean any separate trust created pursuant to Section 5.5(a) below and administered in accordance with the terms of Section 5.5 hereof, for the exclusive benefit of any Charitable Beneficiary.

             “Trustee” shall mean the trustee of the Trust, which is selected by the Corporation but not affiliated with the Corporation or a Prohibited Owner, and any successor trustee appointed by the Corporation.

                        (b)  Ownership Limitation and Transfer Restrictions.

                    (i)   Subject to Section 5.8 bellow and except as provided in Section 5.2(f) below, from and after the Initial Date and prior to the Restriction Termination Date:

                           (w)  no Person shall Beneficially Own or Constructively Own Capital Stock in excess of the Ownership Limit;

                           (x)  no Person shall Acquire Capital Stock, if, as a result of such action, the Capital Stock would be beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution under the Code);

                           (y)  no Person shall Acquire Capital Stock or any interest therein if, as a result of such acquisition, the Corporation would be “closely held” within the meaning of Section 856(h) of the Code or would otherwise fail to qualify as a REIT, as the case may be; and

                           (z)  no Person shall Acquire Capital Stock or any interest therein if, as a result of such acquisition, the Corporation would Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s real property, within the meaning of Section 856(d)(2)(B) of the Code, or would otherwise fail to qualify as a REIT, as the case may be.

                    (ii)  Any Transfer that would result in a violation of the restrictions in subsection (b)(i) above, shall be void ab initio as to the purported Transfer of such number of shares of Capital Stock that would cause the violation of the applicable restriction in subsection (b)(i), and the Prohibited Owner shall acquire no rights in such shares of Capital Stock.

                        (c)  Automatic Transfer to Trust.

                    (i)   If, notwithstanding the other provisions contained in this Article V, at any time from and after the Initial Date and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that any Person would either Beneficially Own or Constructively Own Capital Stock in excess of the Ownership Limit, then, except as otherwise provided in Section 5.2(f) below, (x) the Prohibited Owner shall acquire no right or interest (or, in the case of a Non-Transfer Event, the person holding record title to the shares of Capital Stock Beneficially Owned or Constructively Owned by such Beneficial Owner or Constructive Owner, shall cease to own any right or interest) in such number of shares of Capital Stock which would cause such Prohibited Owner to Beneficially Own or Constructively Own Capital Stock in excess of the Ownership Limit (rounded up to the nearest whole share), (y) such number of shares of Capital Stock in excess of the Ownership Limit (rounded up to the nearest whole share) shall be designated Stock-in-Trust and, in accordance with the provisions of Section 5.5(a) below, transferred automatically and by operation of law to the Trust to be held in accordance with Section 5.5 hereof, and (z) such Prohibited Owner shall submit such number of shares of Capital Stock to the Trust for registration in the name of the Trustee. Any Prohibited Owner shall acquire no right or interest (or, in the case of a Non-Transfer Event, the person holding title to the shares Beneficially Owned or Constructively Owned by such Beneficial Owner or Constructive Owner, shall cease to own any right or interest) in such number of shares which would cause such person to own shares in excess of the Ownership Limit. Such transfer to a Trust and the designation of shares as Stock-in-Trust shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

                    (ii)  If, notwithstanding the other provisions contained in this Article V, at any time from and after the Initial Date and prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (i) result in the Capital Stock being beneficially owned by fewer than 100 persons (determined without reference to any rules of attribution), (ii) result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, (iii) cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s real property, within the meaning of Section 856(d)(2)(B) of the Code, or (iv) cause the Corporation to otherwise fail to qualify as a REIT, as the case may be, then (x) the Prohibited Owner shall acquire no right or interest (or, in the case of a Non-Transfer Event, the person holding record title to the Capital Stock with respect to which such Non-Transfer Event occurred, shall cease to own any right or interest) in such number of shares of Capital Stock, the ownership of which by such Prohibited Owner would (A) result in the Capital Stock being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution), (B) result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code, (C) cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation’s property, within the meaning of Section 856(d)(2)(B) of the Code, or (D) would otherwise cause the Corporation to fail to qualify as a REIT, as the case may be, (y) such number of shares of Capital Stock (rounded up to the nearest whole share) shall be designated Stock-in-Trust and, in accordance with the provisions of Section 5.5(a) below, transferred automatically and by operation of law to the Trust to be held in accordance with Section 5.5 hereof, and (z) the Prohibited Owner shall submit such number of shares of Capital Stock to the Trust for registration in the name of the Trustee.

             (d)  Remedies for Breach. If the Board of Directors or an authorized designee shall at any time determine that a purported Transfer of Capital Stock has taken place in violation of Section 5.2(b) above or that a Person intends to acquire or has attempted to acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any Capital Stock of the Corporation in violation of Section 5.2(b) above, the Board of Directors or an authorized designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer or acquisition on the books of the Corporation or instituting proceedings to enjoin such Transfer or acquisition; provided, however, that any Transfer, attempted Transfer, acquisition or attempted acquisition in violation of Section 5.2(b)(i) above shall automatically result in the transfer described in Section 5.2(c) above, irrespective of any action (or non-action) by the Board of Directors, except as provided in Section 5.2(f) below.

                        (e)  Notice of Restricted Transfer.

                    (i)   Any Person who acquires or attempts to Acquire Capital Stock in violation of Section 5.2(b) above, and any Person who is a Prohibited Owner of Capital Stock that is transferred to a Trust under Section 5.2(c) above, shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer or such Non-Transfer Event on the Corporation’s status as a REIT.

                    (ii)  From and after the Initial Date and prior to the Restriction Termination Date every Beneficial Owner or Constructive Owner of more than 5%, in the case that the Corporation has 2,000 or more stockholders of record, or 1%, in the case that the Corporation has more than 200 but fewer than 2,000 stockholders of record, or such other percentage as may be provided from time to time in the pertinent income tax regulations promulgated under the Code, of the number or value of the outstanding shares of Capital Stock of the Corporation shall, within

30 days after the end of each taxable year, give written notice to the Corporation stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Capital Stock Beneficially or Constructively Owned, and a description of the manner in which such shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such additional information that the Corporation may reasonably request in order to determine the effect, if any, of such Beneficial or Constructive Ownership on the Corporation’s status as a REIT and to ensure compliance with the Ownership Limit; and

                    (iii) From and after the Initial Date and prior to the Restriction Termination Date, each Person who is a Beneficial Owner or Constructive Owner of Capital Stock of the Corporation and each Person (including the stockholder of record) who is holding Capital Stock of the Corporation for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may reasonably request in order to determine the Corporation’s status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance and to ensure compliance with the Ownership Limit.

             (f)   Exemption. The Board of Directors may, but shall in no case be required to, exempt a Person (the “Excepted Holder”) from the Ownership Limit and establish an Excepted Holder Limit for such Excepted Holder, if the Board of Directors concludes that no Person will, as the result of the ownership of Capital Stock by the Excepted Holder, be considered to have Beneficial Ownership or Constructive Ownership of an amount of Capital Stock that will violate the restrictions contained in Sections 5.2(b)(i)(x), 5.2(b)(i)(y) or 5.2(b)(i)(z) above; provided, that:

                    (i)   the Board of Directors obtains such representations and undertakings from each of the Excepted Holder and such other Persons as are reasonably necessary to ascertain that no individual’s (as defined in Section 542(c)(2) of the Code) Beneficial Ownership or Constructive Ownership of Capital Stock will violate the Ownership Limit or the restrictions contained in Sections 5.2(b)(i)(x), 5.2(b)(i)(y) or 5.2(b)(i)(z);

                    (ii)  each of the Excepted Holder and such other Persons does not own and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT, shall not be treated as a tenant of the Corporation); and

                    (iii) the Excepted Holder agrees that any violation or attempted violation of any conditions invoked by the Board of Directors will result in such transfer to the Trust of Capital Stock pursuant to Section 5.2(c) hereof.

      In making any determination to exempt a Person from the Ownership Limit, the Board of Directors may, in its sole discretion, but shall be under no obligation to, require a certified copy of a ruling from the Internal Revenue Service or an opinion of counsel, both in form and substance satisfactory to the Board of Directors.

      Notwithstanding the receipt of any such ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

      Unless and until a Person is exempted from the Ownership Limit by the Board of Directors, the Ownership Limit shall apply to such Person, notwithstanding the fact that if such Person were otherwise to Acquire Capital Stock in excess of the Ownership Limit, such Acquisition would not adversely affect the Corporation’s qualification as a REIT under the Code.

             (g)  Legend. For so long as the Board of Directors deems appropriate, each certificate for shares of Capital Stock shall bear substantially the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE CORPORATION’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST (“REIT”) UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE CHARTER, (I) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF ANY CLASS OR SERIES OF THE CORPORATION’S CAPITAL STOCK IN EXCESS OF 9.8% OF THE LESSER OF THE AGGREGATE NUMBER OR THE AGGREGATE VALUE OF THE OUTSTANDING SHARES OF ANY CLASS OR SERIES OF CAPITAL STOCK OF THE CORPORATION UNLESS SUCH PERSON IS AN EXCEPTED HOLDER (IN WHICH CASE THE EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE); (II) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN CAPITAL STOCK THAT WOULD RESULT IN THE CORPORATION BEING “CLOSELY HELD” UNDER SECTION 856(H) OF THE CODE OR OTHERWISE CAUSE THE CORPORATION TO FAIL TO QUALIFY AS A REIT; AND (III) NO PERSON MAY TRANSFER SHARES OF CAPITAL STOCK IF SUCH TRANSFER WOULD RESULT IN THE CAPITAL STOCK OF THE CORPORATION BEING OWNED BY FEWER THAN 100 PERSONS. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK WHICH CAUSES OR WILL CAUSE A PERSON TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK IN EXCESS OR IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP ARE VIOLATED, THE SHARES OF CAPITAL STOCK REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO A TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CHARTER, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF CAPITAL STOCK OF THE CORPORATION ON REQUEST AND WITHOUT CHARGE.”

             (h)  Modification of Ownership Limit. Subject to Section 7.3, the Board of Directors may from time to time increase or decrease the Ownership Limit; provided, however, that any decrease shall only be made prospectively as to subsequent holders of Capital Stock, unless the decrease is as a result of a retroactive change in existing law, in which case such decrease shall be effective immediately; provided, further, that no increase shall be made if, after giving effect to such increase, five Persons could Beneficially Own or Constructively Own, in the aggregate, more than 50% in value of the shares of Capital Stock then outstanding; provided, further, that prior to the modification of the ownership limitations, the Board of Directors may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT.

           5.3   ERISA Restrictions on Transfer and Ownership of Capital Stock.

             (a)  Definitions. For purposes of this Section 5.3, the following terms shall have the following meanings:

             “Benefit Plan Investor” shall mean (i) an employee benefit plan (as defined by Section 3(3) of ERISA), whether or not it is subject to Title I of ERISA; (ii) a plan described in Section 4975(e)(1) of the Code; (iii) an entity whose underlying assets include the assets of any plan described in clause (i) or (ii) above by reason of the plan’s investment in such entity; or (iv) an entity that otherwise constitutes a “benefit plan investor” within the meaning of the Plan Asset Regulation.

             “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

             “Fair Market Value” shall mean the fair market value as determined at the sole discretion of the Chief Executive Officer or the Board of Directors of the Corporation.

             “Plan Asset Regulation” shall mean the plan asset regulation promulgated by the Department of Labor under ERISA at 29 C.F.R. §2510.3-101.

             “25% Limit” shall mean ownership by Benefit Plan Investors, in the aggregate, of 25% or more of the value of any class of equity interest in the Corporation (calculated by excluding the value of any interest held by any person, other than a Benefit Plan Investor, who has discretionary authority or control with respect to the assets of the Corporation or any person who provides investment advice to the Corporation for a fee (direct or indirect) with respect to such assets, or any affiliate of such person).

             (b)   Ownership Limitations. Commencing on the Initial Date and terminating as provided in Section 5.3(d) below, no Benefit Plan Investor may acquire shares of Capital Stock if aggregate Benefit Plan Investor ownership of Capital Stock would meet or exceed the 25% Limit. Prior to shares of Capital Stock qualifying as a class of “publicly-offered securities” or the availability of another exception to the “look-through” rule (i.e., the provisions of paragraph (a)(2) of the Plan Asset Regulation), transfers of shares of Capital Stock to Benefit Plan Investors that would increase aggregate Benefit Plan Investor ownership of shares of Capital Stock to a level that would meet or exceed the 25% Limit will be void ab initio as to the purported transfer of such number of shares of Capital Stock that would cause aggregate Benefit Plan Investor ownership to meet or exceed the 25% Limit, and the purported transferee shall acquire no rights in such shares of Capital Stock. If, notwithstanding the other provisions of this Section 5.3, at any time from and after the Initial Date and prior to the date provided in Section 5.3(d) below, there is a purported transfer of shares of Capital Stock to a Benefit Plan Investor such that the aggregate number of shares of Capital Stock owned by Benefit Plan Investors, but for the operation of this sentence, would meet or exceed the 25% Limit, (i) shares of Capital Stock held by the transferee Benefit Plan Investor shall be deemed to be Stock-in-Trust, to the extent necessary to reduce aggregate Benefit Plan Investor ownership of shares of Capital Stock below the 25% Limit, (ii) such number of shares of Capital Stock (rounded up to the nearest whole share) shall be transferred automatically and by operation of law to a Trust (as described in Section 5.2(a) above) to be held in accordance with this Section 5.3 and otherwise in accordance with applicable provisions of this Article V, provided that any references therein to ownership limitations shall be deemed references to the ownership limitations set forth in this Section 5.3(b), and (iii) the transferee Benefit Plan

Investor purportedly owning such Stock-in-Trust shall submit such number of shares of Capital Stock for registration in the name of the Trust. If, notwithstanding the other provisions of this Section 5.3, at any time from and after the Initial Date and prior to the date provided in Section 5.3(d) below, there is a purported transfer of shares of Capital Stock to a non-Benefit Plan Investor, such that the aggregate number of shares of Capital Stock owned by Benefit Plan Investors, but for the operation of this sentence, would exceed the 25% Limit, (i) shares of Capital Stock held by Benefits Plan Investors shall be deemed to be Stock-in-Trust, pro rata, to the extent necessary to reduce aggregate Benefit Plan Investor ownership of shares of Capital Stock below the 25% Limit, (ii) such number of shares of Capital Stock (rounded up, in the case of each holder, to the nearest whole number of share) shall be transferred automatically and by operation of law to a Trust (as described in Section 5.2(a) above) to be held in accordance with this Section 5.3 and otherwise in accordance with the applicable provisions of this Article V, provided that any references therein to ownership limitations shall be deemed references to the ownership limitations set forth in this Section 5.3(b), and (iii) the Benefit Plan Investors previously owning such Stock-in-Trust shall submit such number of shares of Capital Stock for registration in the name of the Trust. Such transfer to a Trust and the designation of shares of Capital Stock as Stock-in-Trust shall be effective as of the close of business on the Business Day prior to the date of the event that otherwise would have caused aggregate Benefit Plan Investor ownership of shares of Capital Stock to meet or exceed the 25% Limit.

             (c) Transfers to Non-Benefit Plan Investors. During the period prior to the discovery of the existence of the Trust by the Board of Directors, any transfer of shares of Capital Stock by a Benefit Plan Investor to a non-Benefit Plan Investor shall reduce the number of Stock-in-Trust on a one-for-one basis, and to that extent such shares shall cease to be designated as Stock-in-Trust and shall be returned, effective at exactly the time of the transfer to the non-Benefit Plan Investor, automatically and without further action by the Corporation or the Benefit Plan Investor, to the Benefit Plan Investor that would have been the transferee of the Stock-in-Trust but for the restrictions in Section 5.3(b) above (or, if the Stock-in-Trust resulted from a purported transfer to a non-Benefit Plan Investor, then to Benefit Plan Investors (or their transferees, if applicable), pro rata, in accordance with the Benefit Plan Investors’ prior holdings). After the discovery of the existence of the Trust, but prior to the redemption of all discovered Stock-in-Trust and/or the submission of all discovered Stock-in-Trust for registration in the name of the Trust, any transfer of shares of Capital Stock by a Benefit Plan Investor to a non-Benefit Plan Investor shall reduce the number of Stock-in-Trust on a one-for-one basis, and to that extent such shares shall cease to be designated as Stock-in-Trust and shall be returned, automatically and without further action by the Corporation or the Benefit Plan Investors, to the Benefit Plan Investors (or their transferees, if applicable), pro rata, in accordance with the Benefit Plan Investors’ prior holdings; provided, however, that this sentence shall not apply in the case of a purported transfer to a Benefit Plan Investor that violated the restrictions in Section 5.3(b) above and thereby resulted in Stock-in-Trust.

             (d)   Termination. This Section 5.3 shall cease to apply and all Stock-in-Trust designated as such pursuant to this Section 5.3 shall cease to be designated as Stock-in-Trust and shall be returned, automatically and by operation of law, to their purported owners, all of which shall occur at such time as shares of Capital Stock qualify as a class of “publicly-offered securities” or if another exception to the “look-through” rule under the Plan Asset Regulation applies.

             (e)  Legend. For so long as the Board of Directors deems appropriate, each certificate for shares of Capital Stock shall bear substantially the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER TO PREVENT THE

CORPORATION’S ASSETS FROM BEING TREATED AS PLAN ASSETS UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”). SUBJECT TO FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE CHARTER, PRIOR TO THE DATE (I) THE COMMON STOCK QUALIFIES AS A CLASS OF “PUBLICLY-OFFERED SECURITIES,” OR (II) THE CORPORATION COMPLIES WITH ANOTHER AVAILABLE EXCEPTION UNDER THE PLAN ASSET REGULATIONS ISSUED BY THE DEPARTMENT OF LABOR, THE CORPORATION WILL NOT ALLOW THE SALE, TRANSFER OR DISPOSITION OF THE COMMON STOCK, OTHER EQUITY SECURITIES OR INTERESTS THEREIN UNLESS, FOLLOWING SUCH SALE, TRANSFER OR DISPOSITION, LESS THAN 25% OF THE VALUE OF THE COMMON STOCK AND ANY OTHER CLASS OF SECURITY THAT IS TREATED AS AN EQUITY INTEREST IN THE CORPORATION FOR PURPOSES OF THE PLAN ASSET REGULATIONS IS HELD BY (A) EMPLOYEE BENEFIT PLANS (AS DEFINED IN SECTION 3(3) OF ERISA), WHETHER OR NOT SUBJECT TO TITLE I OF ERISA), (B) PLANS DESCRIBED IN SECTION 4975(e)(1) OF THE CODE, (C) ENTITIES WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN SUCH ENTITIES, OR (D) ENTITIES THAT OTHERWISE CONSTITUTE “BENEFIT PLAN INVESTORS” WITHIN THE MEANING OF THE PLAN ASSET REGULATIONS, WITH SUCH PERCENTAGE DETERMINED WITHOUT REGARD TO THE VALUE OF ANY SUCH INTERESTS HELD BY SENECA CAPITAL MANAGEMENT, LLC, OTHER PERSONS WITH AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE CORPORATION OR THEIR AFFILIATES (OTHER THAN BENEFIT PLANS INVESTORS). ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK WHICH CAUSES OR WILL CAUSE A PERSON TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK IN EXCESS OR IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP ARE VIOLATED, THE SHARES OF CAPITAL STOCK REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO A TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CHARTER, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF CAPITAL STOCK OF THE CORPORATION ON REQUEST AND WITHOUT CHARGE.”

      5.4   Common Stock. Subject to the provisions of Sections 5.2, 5.5 and 5.6 of this Article V, the Common Stock shall have the following preferences, voting powers, restrictions, limitations as to dividends and such other rights as may be afforded by law.

             (a)  Voting Rights. Except as may otherwise be required by law and subject to any preferences of any class or series of Capital Stock hereinafter classified or reclassified, each holder of Common Stock shall have one vote in respect of each share of Common Stock on all actions to be taken by the stockholders of the Corporation, and, except as otherwise provided in respect of any class or series of Capital Stock, hereafter classified or reclassified, the exclusive voting power for all purposes shall be vested in the holders of shares of Common Stock.

             (b)  Dividend Rights. Subject to the provisions of law and any preferences of any class or series of Capital Stock hereafter classified or reclassified, dividends, including dividends payable in shares of another class or series of the Corporation’s stock, may be paid on the Common Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable and the holders of shares of Common Stock shall share ratably in any such dividends, in proportion to the number of shares of Common Stock held by them respectively, on a share for share basis.

             (c)  Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary of involuntary, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any class or series of Capital Stock hereafter classified or reclassified having a preference on distributions in the liquidation, dissolution or winding up on the Corporation are entitled, together with the holders of any other class or series of Capital Stock hereafter classified or reclassified not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the remaining net assets of the Corporation.

           5.5   Stock-in-Trust.

             (a)  Ownership in Trust. Upon any purported Transfer or other event described in Sections 5.2(c) or 5.3(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be designated Stock-In-Trust and shall be deemed to have been transferred to a Trustee as trustee of such Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trust, and subsequent designation of Capital Stock as Stock-in-Trust, pursuant to Sections 5.2(c) or 5.3(b) above shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or Non-Transfer Event that results in the transfer to the Trust. The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 5.5(f) below.

             (b)  Status of Stock-in-Trust. Stock-in-Trust shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in Stock-in-Trust. The Prohibited Owner shall not benefit economically from ownership of any Stock-in-Trust, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to Stock-in-Trust.

             (c)  Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to Stock-in-Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Stock-in-Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee, and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the

Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article V, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

             (d)  Sale of Stock-in-Trust by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust and designated Stock-in-Trust, the Trustee of the Trust shall sell the Stock-in-Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Sections 5.2(b)(i) or 5.3(b) or otherwise adversely affect the Corporation’s ability to qualify as a REIT. Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.5(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for the shares (e.g., in the case of a gift, devise or other such transaction) and which resulted in the transfer of the shares to the Trust, the Market Price of the shares on the date of such Non-Transfer Event or Transfer, and (2) the price per share received by the Trustee from the sale or other disposition of the Stock-in-Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee and designated Stock-in-Trust, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust, and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 5.5(d), such excess shall be paid to the Trustee upon demand.

             (e)  Purchase Right in Stock-in-Trust. Stock-in-Trust shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such Stock-in-Trust (or, in the case of a devise, gift or Non-Transfer Event, the Market Price at the time of such devise, gift or Non-Transfer Event), and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 5.5(d) above. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

             (f)   Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Sections 5.2(b) in the hands of such Charitable Beneficiary, and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

             5.6   Preferred Stock. The Preferred Stock may be issued from time to time in one or more classes or series. The Board of Directors is expressly authorized, in the resolution or resolutions providing for the issuance of any wholly unissued class or series of Preferred Stock, to fix, state and express the powers, rights, designations, preferences, qualifications, limitations and restrictions thereof, including without limitation: the rate of dividends upon which and the times at which dividends on shares of such class shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes of stock of the Corporation; whether such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends on shares of such class shall be cumulative; the voting rights, if any, to be provided for shares of such class; the rights, if any, which the holders of shares of such class shall have in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; the rights, if any, which the holders of shares of such class shall have to convert such shares into or exchange such shares for shares of stock of the Corporation, and the terms and conditions, including price and rate of exchange of such conversion or exchange; and the redemption rights (including sinking fund provisions), if any, for shares of such class or series; and such other powers, rights, designations, preferences, qualifications, limitations and restrictions as the Board of Directors may desire to so fix. The Board of Directors is also expressly authorized to fix the number of shares constituting such class or series and to increase or decrease the number of shares of any class or series prior to the issuance of shares of that class and to increase or decrease the number of shares of any class or series subsequent to the issuance of shares of that class or series, but not to decrease such number below the number of shares of such class or series then outstanding. In case the number of shares of any class or series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such class or series.

           5.7   Classification and Reclassification of Capital Stock.

             (a)  Subject to the foregoing provisions of this Charter, the power of the Board of Directors to classify and reclassify any of the unissued shares of Capital Stock shall include, without limitation, subject to the provisions of this Charter, authority to classify or reclassify any unissued shares of such Capital Stock into shares of Common Stock or shares of a class or classes or series of Preferred Stock, preference stock, special stock or other stock, by determining, fixing, or altering one or more of the following:

                    (i)   The distinctive designation of such class or series and the number of shares to constitute such class or series, provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this Section.

                    (ii)  Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

                    (iii) Whether or not shares of such class or series shall have voting rights and, if so, the terms of such voting rights.

                    (iv)  Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

                    (v)  Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

                    (vi)  The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

                    (vii) Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any Capital Stock of the Corporation, or upon any other action of the Corporation, including action under Section 5.1 and this Section, and, if so, the terms and conditions thereof.

                    (viii) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and this Charter of the Corporation.

             (b)  For the purposes hereof and of any articles supplementary to this Charter providing for the classification or reclassification of any shares of Capital Stock or of any other charter document of the Corporation (unless otherwise provided in any such articles or document), any class or series of Capital Stock of the Corporation shall be deemed to rank:

                    (i)   prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series;

                    (ii)  on a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series; and

                    (iii) junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

      5.8   Settlement. Nothing in this Article V shall be interpreted to preclude the settlement of any transaction entered into through the facilities of the NYSE any other national securities exchange or The Nasdaq National Market system. The Capital Stock which is the subject of such transaction shall continue to be subject to the terms of this Article V subsequent to such settlement.

      5.9   Remedies Not Limited. Subject to Section 5.8 above, nothing contained in this Article V shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT. Without limiting the foregoing, the Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article V.

      5.10  Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article V, including any definition contained in Section 5.2(a), the Board of Directors shall have the power to determine the application of the provisions of this Article V with respect to any situation based on the facts known to it.

      5.11  Severability. If any provision of this Article V or any application of any such provision is determined to be invalid by a federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

      5.12  Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VI

THE BOARD OF DIRECTORS

      6.1   Number and Classifications of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be five (5), which number may be increased or decreased pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law. The names of the directors and the Class (as defined below) of each such director who shall serve until their respective successors are duly elected and qualified are:

Gail P. Seneca	Class II
Albert J. Gutierrez	Class I
Bruce A. Miller	Class III
John McMahan	Class I
Robert B. Goldstein	Class II

      6.2   Classified Board. The directors (other than any director elected solely by holders of one or more classes or series of Preferred Stock) shall be classified, with respect to the terms for which they severally hold office, into three classes (each, a “Class”), as nearly equal in number as possible, the Class I directors to hold office initially for a term expiring at the annual meeting of stockholders in 2004, the Class II directors to hold office initially for a term expiring at the annual meeting of stockholders in 2005 and the Class III directors to hold office initially for a term expiring at the annual meeting of stockholders in 2006, with the members of each Class to hold office until their successors are duly elected and qualified. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

      6.3   Filling Vacancies. The directors may increase the number of directors and may fill any vacancy, whether resulting from an increase in the number of directors or otherwise, on the Board of Directors occurring before the first annual meeting of stockholders in the manner provided in the Bylaws.

      6.4   No Cumulative Voting. Stockholders shall not be entitled to cumulative voting rights with respect to the election of directors.

      6.5   Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time by the stockholders, but only for cause and then only by the affirmative vote of at least two thirds (66 2/3%) of the votes entitled to be cast by the stockholders generally in the election of directors. For the purposes of this Section 6.5, “cause” shall mean, with respect to any particular director, a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

      6.6   Reserved Powers of the Board of Directors. The enumeration and definition of particular powers of the Board of Directors included in the foregoing provisions of Article VI or the provisions of Article VII shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of this Charter, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the general laws of the State of Maryland now or hereafter in force.

ARTICLE VII

RIGHTS AND POWERS OF CORPORATION,

BOARD OF DIRECTORS AND OFFICERS

      In carrying on its business, or for the purpose of attaining or furthering any of its objects, the Corporation shall have all of the rights, powers and privileges granted to corporations by the laws of the State of Maryland, as well as the power to do any and all acts and things that a natural person or partnership could do as now or hereafter authorized by law, either alone or in partnership or conjunction with others. In furtherance and not in limitation of the powers conferred by statute, and without limiting any other procedures available by law or otherwise to the Corporation, the powers of the Corporation and of the directors and stockholders shall include the following:

      7.1   Authorization by Board of Directors of Stock Issuances. The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of any class or series of Capital Stock, whether now or hereafter authorized, or securities convertible into any class or series of Capital Stock, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors (or without consideration in the case of a stock split or dividend) and without any action by the stockholders.

      7.2   No Preemptive Rights. Except as may provided by the Board of Directors in authorizing the issuance of shares of Preferred Stock pursuant to Section 5.6 of this Charter, no holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe to or purchase (i) any shares of Capital Stock of the Corporation, (ii) any warrants, rights, or options to purchase any such shares, or (iii) any other securities of the Corporation or obligations convertible into any shares of Capital Stock of the Corporation or such other securities or into warrants, rights or options to purchase any such shares or other securities.

      7.3   REIT Qualification. From and after the Initial Date and prior to the Restriction Termination Date, the Board of Directors shall use its commercially reasonable efforts to cause the Corporation to qualify for United States federal income tax treatment as a REIT in accordance with the provisions of the Code applicable to a REIT and shall not take any action which could adversely affect the ability of the Corporation to qualify as a REIT. In furtherance of the foregoing, the Board of Directors shall use its commercially reasonable efforts to take such actions as are necessary or appropriate, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Corporation as a REIT; provided, however, that if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article V hereof is no longer required for REIT qualification.

      7.4   Powers of the Board of Directors. The Board of Directors shall, consistent with applicable law, have the power in its sole discretion to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statute or by the Bylaws of the Corporation, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized so to do by resolution of the Board of Directors.

      7.5   Extraordinary Actions. Except as specifically provided in Section 6.5 (relating to removal of directors) and except as specifically provided in the next sentence of this Section 7.5, notwithstanding any provision of law requiring a greater proportion of the votes entitled to be cast by the stockholders in order to take or approve any action, such action shall be valid and effective if taken or approved by the affirmative vote of a majority of all votes entitled to be cast by the stockholders on the matter. Amendments, alterations and modifications of Section 6.5 shall require the affirmative vote of at least two-thirds (66 2/3%) of the votes entitled to be cast by stockholders on the matter.

      7.6   Advisor Agreements. Subject to such approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization (including, without limitation, any affiliate of the Corporation and/or its directors) whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization (including, without limitation, any affiliate of the Corporation and/or its directors) shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).

      7.7   Conflicts of Interest. Any director or officer of the Corporation individually, or any firm of which any director or officer may be a member, or any corporation or association of which any director or officer may be a director or officer or in which any director or officer may be interested as the holder of any amount of its stock or otherwise, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, and, in the absence of fraud, no contract or other transaction shall be thereby affected or invalidated; provided, however, that (a) such fact shall have been disclosed or shall have been known to the Board of Directors or the committee thereof that approved such contract or transaction and such contract or transaction shall have been approved or satisfied by the affirmative vote of a majority of the disinterested directors, or (b) such fact shall have been disclosed or shall have been known to the stockholders entitled to vote, and such contract or transaction shall have been approved or ratified by a majority of the votes cast by the stockholders entitled to vote, other than the votes of shares owned of record or beneficially by the interested director or corporation, firm or other entity, or (c) the contract or transaction is fair and reasonable to the Corporation. Any director of the Corporation who is also a director or officer of or interested in such other corporation or association, or who, or the firm of which he or she is a member, is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contract or transaction, with like force and effect as if he or she were not such director or officer of such other corporation or association or were not so interested or were not a member of a firm so interested.

      7.8   Amendment of Charter. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Charter, in the manner now or hereafter prescribed by statute and by this Charter, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE VIII

INDEMNIFICATION

      The Corporation shall indemnify, in the manner and to the fullest extent permitted by law, any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director or officer of the Corporation, while a director or officer is or was serving at the request of the Corporation as a director, officer, agent, trustee, partner, member or employee of another corporation, partnership, joint venture, limited liability company, trust, real estate investment trust, employee benefit plan or other enterprise. To the fullest extent permitted by law, the indemnification provided herein shall include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement and any such expenses may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding. Any repeal or modification of this Article VIII shall not result in any liability for a director with respect to any action or omission occurring prior to such repeal or modification.

      The Corporation may, to the fullest extent permitted by law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against such person.

      The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the fullest extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

ARTICLE IX

LIMITATION ON LIABILITY

      To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted from time to time, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders, or any of them, for money damages. Neither the amendment nor the repeal of this Article IX, nor the adoption of any other provision in this Charter inconsistent with this Article IX, shall eliminate or reduce the protection afforded by this Article IX to a director or officer of the Corporation with respect to any matter which occurred, or any cause of action, suit or claim which but for this Article IX would have accrued or arisen, prior to such amendment, repeal or adoption.

      THIRD: The amendment to and restatement of this Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

      FOURTH: The current address of the principal office of the Corporation in the State of Maryland is as set forth in Article III of the foregoing amendment and restatement of this Charter.

      FIFTH: The name and address of the current resident agent of the Corporation in the State of Maryland is as set forth in Article IV of the foregoing amendment and restatement of this Charter.

      SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VI of the foregoing amendment and restatement of this Charter.

      SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 1,000,000 shares, each having a par value of one-tenth of one cent ($0.001), all of one class. The aggregate par value of all shares of stock having par value was $1,000.

      EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of this Charter is 110,000,000 shares of stock, consisting of 100,000,000 shares of Common Stock, each having a par value of one-tenth of one cent ($0.001), and 10,000,000 shares of Preferred Stock, each having a par value of one-tenth of one cent ($0.001), which may be issued in one or more classes. The aggregate par value of all authorized shares of stock having par value is $110,000.00

      NINTH: The undersigned Chairman of the Board acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Chairman of the Board acknowledges that, to the best of her knowledge, information, and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

      IN WITNESS WHEREOF, the Corporation has caused these Second Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chairman of the Board and attested to by its Secretary as of the                       day of                       2004.

By:

Gail P. Seneca
Chairman of the Board

ATTEST:

By:

Peter T. Healy
Secretary

APPENDIX B

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

LUMINENT MORTGAGE CAPITAL, INC.,

a Maryland corporation

(Adopted by the Board of Directors as of June 4, 2003)

1.	Purpose. The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board of Directors”) of Luminent Mortgage Capital, Inc. (the “Company”) to (a) oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company and (b) to prepare the annual report of the Audit Committee required by applicable Securities and Exchange Commission (“SEC”) disclosure rules, to the extent applicable. Among the matters the Committee will oversee are (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (ii) the independent auditors’ qualifications and independence, (iv) the retention of the Company’s internal auditors, and (v) the performance of Company’s internal audit function and independent auditors.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

2.	Membership; Appointment; Financial Expert. The Committee will be comprised of three or more directors. All members of the Committee will be directors who meet the knowledge requirements and the independence requirements (as determined by the Board of Directors) of the New York Stock Exchange, the Nasdaq National Market or any other exchange or market upon which the Company’s shares are listed or quoted, and any applicable law. No Audit Committee member shall simultaneously serve on the audit committees of more than two other public companies. The members of the Committee will be appointed by and serve at the discretion of the Board of Directors, following the recommendations of the Nominating Committee. The Board of Directors will appoint the Chairperson of the Committee.

At least one member of the Committee must qualify as an “audit committee financial expert” defined in the Instructions to Item 401 of Regulation S-K of the Securities and Exchange Commission. The Company will disclose in the periodic reports required by Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) whether or not it has at least one member who is an audit committee financial expert.

3.	Specific Responsibilities and Duties. The Board of Directors delegates to the Committee the express responsibility and authority to do the following:

           3.1   INDEPENDENT AUDITORS

(a)	Selection; Fees. Be solely and directly responsible for the appointment, compensation, retention, evaluation, and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and, where appropriate, the termination and replacement of such firm. Such independent auditors shall report directly to and be ultimately accountable to the Committee. The Committee has the ultimate authority to approve all audit engagement fees and terms.

(b)	Rotation of Independent Auditor. Consider whether there should be regular rotation of the independent auditors.

(c)	Audit Team. Review the experience and qualifications of the senior members of the independent auditors’ team.

(d)	Scope of Audit. Review, evaluate and approve the annual engagement proposal of the independent auditors (including the proposed scope and approach of the annual audit).

(e)	Lead Audit Partner Review, Evaluation and Rotation. Review and evaluate the lead partner of the independent auditors. Ensure that the lead audit partner having primary responsibility for the audit and the reviewing audit partner of the independent auditors are rotated at least every five years.

(f)	Pre-Approval of Audit and Non-Audit Services. Pre-approve all auditing services and all non-audit services permitted to be performed by the independent auditors. Such pre-approval can be given as part of the Committee’s approval of the scope of the engagement of the independent auditors or on an individual basis. The pre-approval of non-audit services can be delegated by the Committee to one or more of its members, but the decision must be presented to the full Committee at the next regularly scheduled meeting.

(g)	Statement from Independent Auditors. At least annually, obtain and review a report from the independent auditors describing:

(i)	the independent auditors’ internal quality-control procedures;

(ii)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

(iii)	all relationships between the independent auditors and the Company (to assess the independent auditors’ independence).

(h)	Hiring Policies. Set clear hiring policies for employees and former employees of the independent auditors and hire the Chief Financial Officer of the Company.

(i)	Review Problems. Review with the independent auditors any audit problems or difficulties the independent auditors may have encountered in the course of its audit work, and management’s responses, including: (i) any restrictions on the scope of activities or access to requested information and (ii) any significant disagreements with management.

(j)	Related Party Transactions. Review and approve all related-party transactions.

(k)	Material Communications. Discuss with the independent auditors any material communications between the audit team and the independent auditors’ national office regarding auditing or accounting issues that the engagement presented.

(l)	Accounting Adjustments. Discuss with the independent auditors any accounting adjustments that were noted or proposed by the independent auditors but were passed on.

(m)	Management Agreement. Manage the Manager under the Management Agreement and compliance with the terms thereof.

(n)	Investment Guidelines. Manage compliance with the investment guidelines of the Company.

           3.2   FINANCIAL REPORTING

(a)	Annual Financials. Review and discuss with management and the independent auditors the Company’s annual audited financial statements, (including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), any unusual or non-recurring items, the nature and substance of significant reserves, the adequacy of internal controls and other matters that the Committee deems material, prior to the public release of such information. Obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act, if applicable. Recommend to the Board of Directors whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K, if applicable.

(b)	Quarterly Financials. Review and discuss with management and the independent auditors the Company’s quarterly financial statements (including the Company disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), the results of the independent auditors’ reviews of the quarterly financial statements), and other matters that the Committee deems material prior to the public release of such information.

(c)	Accounting Principles. Review with management and the independent auditors material accounting principles applied in financial reporting, including any material changes from principles followed in prior years and any items required to be communicated by the independent auditors in accordance with AICPA Statement of Auditing Standards (“SAS”) 61.

(d)	Judgments. Review reports prepared by management or by the independent auditors relating to significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including an analysis of the effect of alternative GAAP methods on the Company’s financial statements and a description of any transaction as to which management obtained an SAS 50 letter.

(e)	Press Releases. Discuss earnings press releases with management (including the type and presentation of information to be included in earnings press releases), as well as financial information and earnings guidance provided to analysts and rating agencies.

(f)	Regulatory Developments. Review with management and the independent auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the Company’s financial statements.

           3.3   INTERNAL AUDIT AND RISK MANAGEMENT.

(a)	Internal Audit. Review the budget, qualifications, activities, effectiveness and organizational structure of the internal audit function and the performance, appointment and replacement of the lead internal auditor, and review summaries of material internal audit reports and management’s responses.

(b)	Risk Assessment and Risk Management. Discuss policies with respect to risk assessment and risk management periodically with the management, internal auditors, and independent auditors, and the Company’s plans or processes to monitor, control and minimize such risks and exposures.

3.4	FINANCIAL REPORTING PROCESSES; CEO AND CFO CERTIFICATIONS.

(a)	Internal and External Controls. In consultation with the independent auditors, the Company’s internal auditors, and financial and accounting personnel, review the integrity, adequacy and effectiveness of the Company’s accounting and financial controls, both internal and external, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

(b)	Consider Changes. Major issues to the Company’s accounting principles and financial statement presentations (as suggested in writing by the independent auditors, management or the internal auditors) including any significant change in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

(c)	Reporting Systems. Establish regular and separate systems of reporting to the Committee by each of (i) management, (ii) the independent auditors and (iii) the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

(d)	Reports from independent auditors. Obtain and review timely reports from the independent auditors regarding:

(i)	all critical accounting policies and practices to be used by the Company;

(ii)	all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

(iii)	all other material written communications between the independent auditors and management, including any management letter or schedule of unadjusted differences.

(e)	CEO and CFO Certifications. Discuss with the Chief Executive Officer and the Chief Financial Officer the processes involved in and any material required as a result of the fair 10-K and 10-Q certification process concerning deficiencies in design or operation of internal controls or any fraud involving management or employees with a significant role in the Company’s internal controls.

           3.5   LEGAL AND REGULATORY COMPLIANCE

(a)	SEC Report. Prepare the annual report included in the Company’s proxy statement as required by the proxy rules under the Exchange Act, if applicable.

(b)	Reports from Others. Obtain such reports from management, auditors, the general counsel, tax advisors or any regulatory agency as the Committee deems necessary regarding regulatory compliance, transactions with affiliates, and other legal matters that may have a material effect on the Company’s financial statements and the consideration of those matters in preparing the financial statements.

(c)	Code of Conduct; Waivers. Approve and monitor the Company’s compliance with a Code of Conduct required by applicable law or exchange listing standards and covering the conduct and ethical behavior of directors, officers and employees, and approve in advance any amendments to it or waivers of it for directors, executive officers and senior financial officers.

(d)	Complaints. Establish procedures for the receipt, retention and treatment of complaints received by the Company from Company employees regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

           3.6   ANNUAL EVALUATION OF COMMITTEES AND CHARTER.

(a)	Evaluation of Committee. Annually evaluate the performance of the Committee.

(b)	Review and Publication of Charter. Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board of Directors, as appropriate, and publish this Charter as required by applicable law.

4.   REPORTS TO BOARD OF DIRECTORS; MEETINGS, MINUTES.

4.1	Recommendations; Reports. Regularly report to the Board of Directors on the Committee’s activities, and its conclusions with respect to the independent auditors, and make appropriate recommendations to the Board of Directors.

4.2	Executive Sessions. The Committee shall meet with each of the independent auditors, internal auditors (or other personnel responsible for the Company’s internal audit function) and management in separate executive sessions regularly (with such frequency as it determines) to discuss any matters that the Committee or these groups believe should be discussed privately.

4.3	Other Meetings. Other meetings will be with such frequency, and at such times, as its Chairperson, or a majority of the Committee, determines, but the Committee shall meet at least quarterly. Special meetings of the Committee may be called by the Chairperson and will be called promptly upon the request of any two Committee members. The agenda of each meeting will be prepared by the Chairperson and circulated, if practicable, to each member prior to the meeting date. Unless the Committee or the Board of Directors adopts other procedures, the provisions of the Company’s Bylaws applicable to meetings of Board of Directors committees will govern meetings of the Committee.

4.4	Minutes. Minutes of each meeting will be kept.

5.	Subcommittees. The Committee has the power to appoint and delegate matters to subcommittees, but no subcommittee will have any final decision-making authority on behalf of the Board of Directors or the Committee.

6.   ADVISORS AND COUNSEL; RELIANCE; INVESTIGATIONS; COOPERATION.

6.1	Retention of Advisors and Counsel. The Committee has the power, in its sole discretion, to obtain advice and assistance from, and to retain at the Company’s expense, such independent or outside legal counsel, accounting or other advisors and experts as it determines necessary or appropriate to carry out its duties, and in connection therewith to receive appropriate funding, determined by it, from the Company.

6.2	Determine Administrative Expenses. Determine the level and cost of separate administrative support necessary or appropriate in carrying out its duties, with such costs to be borne by the Company.

6.3	Reliance Permitted. The Committee will act in reliance on management, the Company’s independent auditors, internal auditors, and advisors and experts, as it deems necessary or appropriate.

6.4	Investigations. The Committee has the power, in its discretion, to conduct any investigation it deems necessary or appropriate to enable it to carry out its duties.

6.5	Required Participation of Employees. The Committee shall have unrestricted access to the Company’s employees, independent auditors, internal auditors, internal and outside counsel, and may require any employee of the Company or representative of the Company’s outside counsel or independent auditors to attend meetings of the Committee or to meet with any members of the Committee or representative of the Committee’s counsel, advisors or experts.

7.	Rules and Procedures. Except as expressly set forth in this Charter or the Company’s Bylaws or Corporate Governance Guidelines, or as otherwise provided by law or the rules of the New York Stock Exchange, the Nasdaq National Market, or any other exchange or market upon which the Company’s shares are listed or quoted, the Committee shall establish its own rules and procedures.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1, “FOR” THE APPROVAL OF THE SECOND ARTICLES OF AMENDMENT AND RESTATEMENT IN PROPOSAL 2 AND “FOR” RATIFICATION OF DELOITTE & TOUCHE LLP IN PROPOSAL 3
Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

Please mark your votes as in this example	☒

1.	To elect three directors (Messrs. Gutierrez, McMahan and Whitters) as Class I directors to hold office until the 2007 Annual Meeting of Stockholders or until their successors are duly elected and qualified and to elect one director (Mr. Putnam) as a Class III director to hold office until the 2006 Annual Meeting of Stockholders or until his successor is duly elected and qualified.		2.	To approve the Second Articles of Amendment and Restatement of Luminent Mortgage Capital, Inc. in the form attached to the proxy statement as Appendix A.	FOR ☐	AGAINST ☐	ABSTAIN ☐	4.	In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
Nominees:
		WITHHOLD
		AUTHORITY TO
	FOR ALL	VOTE FOR ALL
	NOMINEES	NOMINEES			FOR	AGAINST	ABSTAIN
(1) Albert Gutierrez, CFA (2) John McMahan (3) Joseph E. Whitters, CPA (4) Donald H. Putnam	☐	☐	3.	To ratify the selection of Deloitte & Touche LLP as independent auditors of Luminent Mortgage Capital, Inc. for its fiscal year ending December 31, 2004.	☐	☐	☐	Mark box at right if you plan to attend the Annual Meeting. ☐
(INSTRUCTION: To withhold authority to vote for any nominee alone, write such nominee’s name below.)

Signature:	Signature:	Date:

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.
PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Δ  FOLD AND DETACH HERE  Δ

PROXY
LUMINENT MORTGAGE CAPITAL, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON MAY 26, 2004

     The undersigned hereby appoints Gail P. Seneca and Christopher J. Zyda and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Luminent Mortgage Capital, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Luminent Mortgage Capital, Inc. to be held at 909 Montgomery Street, Suite 500, San Francisco, California 94133, on Wednesday, May 26, 2004, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 and 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)

Δ  FOLD AND DETACH HERE  Δ

You can now access your Luminent Mortgage Capital, Inc. account online.

Access your Luminent Mortgage Capital, Inc. stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Luminent Mortgage Capital, Inc., now makes it easy and convenient to get current information on your stockholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

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